Exhibit 10.15(a)
                                                                ----------------

                           AGREEMENT AMONG CO-TENANTS

                THIS AGREEMENT AMONG CO-TENANTS ("Agreement") is made and entered into as of the 13th day of December, 1990, by and among Zond Systems, Inc., a California corporation ("Zond"), Victory Garden Phase IV Partnership, a California general partnership ("VG Partnership"), Sky River Partnership, a California general partnership ("SR Partnership"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"), and Helzel and Schwarzhoff, a California general partnership ("H&S") (each individually a "Co-Tenant," and collectively, the "Co-Tenants").

                                    RECITALS

        A. Zond, H&S, 85-A, 85-B and VG Partnership (collectively, the "Existing Project Owners") have constructed, and SR Partnership intends to construct, wind turbine generators (the "Turbines") and related facilities for the purpose of producing wind generated electricity on various parcels of real property located in Kern County, California. The Turbines and related facilities owned and/or operated by the Existing Project Owners are referred to herein as the "Existing Projects." The Turbines and related facilities to be owned and operated by SR Partnership are referred to herein as the "New Project."

        B. Currently, in the aggregate, the Existing Projects transfer 80 MWs of electrical power generated by their respective Turbines to Southern California Edison ("SCE") via a transmission grid interconnect located at the SCE Zeewind substation in Kern County, California (the "Zeewind Substation").

        C. SR Partnership and SCE are party to certain Wilderness Power Purchase Contracts, each dated as of January 30, 1985, as amended (QFID Nos. 6065, 6066 and 6067) (the "Wilderness PPCs"). Electricity generated by the New Project will be sold to SCE pursuant to the terms of the Wilderness PPCs. SCE has required, in connection with SCE's entering into certain amendments to the Wilderness PPC's, that (i) electrical power generated by the New Project be delivered to SCE via either the Antelope substation (the "Antelope Substation") or the Vincent substation (the "Vincent Substation"), each located in Los Angeles County, California, rather than at the Zeewind Substation and (ii) the 80 MWs of electrical power generated by the Existing Projects

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                be delivered to SCE at either the Antelope Substation or the
                Vincent Substation, rather than at the Zeewind Substation. The Existing Projects have no obligation to change their existing interconnection point except as set forth herein.

        D. SR Partnership is the holder of easements and other rights (the "Transmission Line Easements") over certain real property located in Kern County, California as more particularly described in Exhibit A attached hereto (the "Property"). In order to comply with SCE's requirements regarding the delivery of electrical power, SR Partnership, at its sole cost and expense, is constructing a 230 kv overhead power transmission line, electrical power substations, and related equipment (collectively, the "Power Transfer System"), on the Property, through which the electrical power generated by the New Project and the Existing Projects will be transferred first to the 230 kv transmission line (the "Sagebrush Transmission Line") owned and operated by Sagebrush, a California general partnership ("Sagebrush"), and ultimately to the SCE transmission grid interconnect located either at the Antelope Substation or the Vincent Substation. SR Partnership has engaged Zond to construct the Power Transfer System (in its capacity as contractor for the Power Transfer System, Zond is referred to herein as "Contractor").

        E. SR Partnership and ToyoWest II are party to that certain Confidential Option Agreement to Purchase Shares With Respect to Sagebrush Transmission Line (the "Option Agreement") dated as of January 17, 1990, pursuant to which SR Partnership and its nominees have the option to acquire the capital stock of certain general partners of Sagebrush and their associated rights to use the Sagebrush Transmission Line.

        F. SR Partnership has requested, and each of the other Co-Tenants agrees, to interconnect an aggregate amount of 80 MWs of electric power generating capacity to SCE at either the Antelope Substation or the Vincent Substation, rather than at the Zeewind Substation, provided that (i) the metering point for each of the Existing Projects shall continue at its existing location, (ii) all costs of such interconnection and such other costs and liabilities, both present and future, relating to the change in interconnection and the operation, maintenance, repair and replacement of the Power Transfer System as are described herein shall be paid by SR Partnership, and (iii) the Existing Projects shall not be subject to any additional line loss factor.

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        G.      SR Partnership has requested, and each of the other Co-Tenants agrees, that each of such other Co-Tenants shall, pursuant to the terms and conditions set forth herein, acquire an interest in Sagebrush and the Sagebrush Transmission Line by obtaining the capital stock of the Sagebrush General Partner (as defined below) set forth opposite its name on Exhibit B hereto, pursuant to the terms of the Option Agreement; provided that SR Partnership shall pay all costs of making such acquisition and such other costs relating to Sagebrush as are herein described.

        H. It is anticipated that the change in the point of interconnection for the projects of the Existing Project Owners from the Zeewind Substation to either the Antelope Substation or the Vincent Substation shall result in an annual cost savings to the Existing Project Owners under the Monolith Interconnection Facilities Agreement in an amount, in the aggregate, equal to approximately $39,000.

        I. In consideration of the Existing Project Owners agreeing to the change in the point of interconnection for the Existing Projects from the Zeewind Substation to the Antelope Substation or Vincent Substation and as a fulfillment of a condition of SCE for SR Partnership's ability to deliver power under the Wilderness PPC's, each of the Co-Tenants will, on or before the Effective Date (as defined in Section 12.1 herein) receive an undivided tenancy in common interest in (i) the Transmission Line Easements, pursuant to the terms of an assignment of easement by SR Partnership to the Co-Tenants, substantially in the form of Exhibit C hereto (the "Assignment of Easement"), to be recorded in the official records of Kern County, California, and (ii) the Power Transfer System pursuant to the terms of a Bill of Sale, substantially in the form of Exhibit D hereto (the "Bill of Sale"), and each Co-Tenant shall acquire an interest in Sagebrush and the Sagebrush Transmission Line pursuant to the terms of the Option Agreement.

        J. This Agreement Among Co-Tenants is hereby intended to govern the joint management, ownership, use, rights and duties of the Power Transfer System and the Transmission Line Easements by Zond, H&S, VG Partnership, 85-A, 85-B, and SR Partnership during the term hereof. This Agreement shall be the sole and exclusive agreement among the Co-Tenants with respect to the Power Transfer System and the Transmission Line Easements during the term hereof.

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                NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Zond, SR Partnership, VG Partnership, 85-A, 85-B and H&S agree as follows:

                                    AGREEMENT

1.      Tenancy-In-Common.

                1.1 Ownership Interest and Capacity. The Co-Tenants hereby acknowledge and agree that: (i) on and after the date on which the Bill of Sale is executed and delivered, they shall hold their respective undivided interests in the Power Transfer System (each, an "Ownership Interest") as tenants-in-common, (ii) on and after the date on which the Bill of Sale is executed and delivered, the percentage Ownership Interest of each of the Co-Tenants in the Power Transfer System shall be as set forth on Exhibit B, and
(iii) on and after the Effective Date, each Co-Tenant shall be entitled to use the capacity of the Power Transfer System in accordance with the capacity allocated to each Co-Tenant (the "Co-Tenants Capacity") as set forth on Exhibit
B. In no event shall the Co-Tenant's Capacity of any Co-Tenant be less than 110% of its Project Nameplate Rated Capacity, as set forth on Exhibit B. The full capacity of the Power Transfer System to transmit electrical power is 400 megawatts, as the same may be increased from time to time (the "Full Capacity"). In the event that, SR Partnership, at its sole expense, increases the existing Full Capacity of the Power Transfer System, such increase in capacity shall belong to SR Partnership and each Co-Tenant's Ownership Interest in the Power Transfer System and the Transmission Line Easements and SR Partnership's Co-Tenant's Capacity shall be adjusted accordingly. As of the Effective Date, the maximum capacity (the "Interconnected Capacity") which each Co-Tenant has available for transmission through the Power Transfer System is as set forth on Exhibit B hereto. The Interconnected Capacity of each Co-Tenant shall be revised (and Manager shall circulate a revised Exhibit B), from time to time, to reflect the maximum capacity which each Co-Tenant has available for transmission through the Power Transfer System, but in no event shall any Co-Tenant's Interconnected Capacity exceed its Co-Tenants Capacity.

                1.2 Change in Ownership Interest and Capacity. The Co-Tenants hereby acknowledge and agree that, notwithstanding the foregoing, in the event that the right of any Co-Tenant (other than SR Partnership) to sell electrical power to SCE under its applicable existing power purchase contract with SCE has been terminated as of a certain date (the "Power Contract Termination Date"), such Co-Tenant shall automatically cease to be a party to this Agreement as of the Power Contract Termination Date and such Co-Tenant's Ownership interest in the Power Transfer System and its interest in the Transmission Line Easements shall be automatically

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transferred to SR Partnership as of the Power Contract Termination Date and such
Co-Tenant shall promptly take any and all actions and execute and deliver any and all agreements, instruments, certificates or other documents, as are necessary to effectuate such transfer. Notwithstanding the foregoing, if such Co-Tenant (i) has the right to sell electrical power to SCE under a new power purchase contract with SCE, and (ii) agrees that (a) it shall bear (x) its pro rata share of the Power Transfer System Operating Costs and pay to Manager (as defined below) such pro rata share in accordance with terms substantially similar to Sections 4.4 and 4.5 herein, revised accordingly to reflect the requirement that such Co-Tenant shall be paying such pro rata share, and (y) all fees, costs, expenses and liabilities relating to the maintenance operation and other costs related to its Sagebrush General Partner's interest in Sagebrush and its use of the Sagebrush Transmission Line, and (b) all indemnities provided by SR Partnership hereunder shall not run in favor of such Co-Tenant and its Sagebrush General Partner for events arising after the Power Contract
Termination Date (collectively, the "Continuing Interest Conditions"), then such Co-Tenant shall remain a party to this Agreement, subject to the Continuing Interest Conditions, and such Co-Tenant shall retain its Ownership Interest in the Power Transfer System and its interest in the Transmission Line Easements.

2. Term. The term of this Agreement shall commence as of the date of this Agreement and shall terminate upon the first to occur of the following events:

                        (a) Sale or other disposition, by the Co-Tenants to a third party, of all or substantially all of the assets constituting the Power Transfer System and the Transmission Line Easements; or

                        (b)     Written agreement of all of the Co-Tenants.

3.      Use and Sale of Power Transfer System.

                3.1 Shared Use of Power Transfer System. Each Co-Tenant shall be entitled to utilize the Power Transfer System for transmission of all capacity generated by its project under its power purchase contract with SCE as in existence on the date hereof (including capacity in excess of such project's nameplate rated capacity); provided, however, (i) if the Power Transfer System is being used to its Full Capacity, then each Co-Tenant shall limit its use to its respective Interconnected Capacity; and (ii) that if from time to time, the Power Transfer System's Full Capacity is unable to accommodate the aggregate Co-Tenant use as a result of temporary reductions in the capacity of the Power Transfer System, its components or the Sagebrush Transmission Line, then each Co-Tenant shall temporarily limit its use of each component of the Power Transfer System in proportion to its Interconnected Capacity. In the event that curtailment occurs, no project of any Co-Tenant shall have priority and all such projects shall be curtailed in proportion to each Co-Tenant's

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Interconnected Capacity. Co-Tenants shall be entitled to use the Power Transfer
System without charge, and no other person (other than Mortgagees or their transferees that agree to be bound by the terms hereof) shall be permitted to use the Power Transfer System and no person shall be charged for the transmission of electricity thereon.

                3.2     Sale of Excess Capacity on Power Transfer System.

                        3.2.1 Sale of Excess Capacity. Notwithstanding the last sentence of Section 3.1, in the event that SR Partnership has excess capacity on the Power Transfer System, whether it exists as of the Effective Date because SR Partnership's Co-Tenants Capacity exceeds its Interconnected Capacity, or is created due to the termination of a Co-Tenant's right to sell electrical power to SCE under its applicable existing power purchase contract and such Co-Tenant's failure to agree to the Continuing Interest Conditions or otherwise, SR Partnership, shall have the right to sell an undivided tenancy-in-common interest in the Transmission Line Easements, the Power Transfer System and the associated right to use such excess capacity (the "Excess Capacity Interest") to a third party (the "Excess Capacity Buyer"). Such sale of the Excess Capacity Interest will entail the assignment of the applicable percentage of SR Partnership's Ownership Interest in the Power Transfer System and the Transmission Line Easements by SR Partnership to the Excess Capacity Buyer. After such sale, the Co-Tenants Capacity and Interconnected Capacity of the existing Co-Tenants (other than SR Partnership) in the Power Transfer System and the Transmission Line Easements shall remain the same. The proceeds of such sale shall be paid to SR Partnership.

                        3.2.2 Excess Capacity Buyer Conditions. In order to acquire the Excess Capacity Interest, the Excess Capacity Buyer must satisfy all of the following conditions (the "Excess Capacity Buyer Conditions"), to the satisfaction of SR Partnership (and with respect to (i) and (ii) below only with the consent of the other Co-Tenants, which consent shall not be unreasonably withheld): (i) the Excess Capacity Buyer must be a Qualifying Facility (as defined in Title 18, Code of Federal Regulations, Section 292.201 through 292.207, and any successor thereto), (ii) in no way shall the sale of such Excess Capacity Interest interfere with, or diminish the utility, value, economic life, safety, or availability of the Power Transfer System and the rights of the existing Co-Tenants to use the Power Transfer system, (iii) the Excess Capacity Buyer shall have delivered satisfactory evidence of its right to transmit electrical power via the Sagebrush Transmission Line, (iv) the Excess Capacity Buyer must agree to become a party to this Agreement and be bound by the terms hereof (except that the Excess Capacity Buyer shall bear (a) its pro rata share of the Power Transfer System Operating Costs and pay to Manager such pro rata share in accordance with terms substantially similar to Sections 4.4 and 4.5 herein, revised accordingly to reflect the requirement that the Excess Capacity Buyer shall be paying

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such pro rata share, and (b) all fees, costs, expenses and liabilities relating to (x) the acquisition of a Sagebrush General Partner and such Sagebrush General Partner's interest in Sagebrush and the Sagebrush Transmission Line and (y) the maintenance, operating and other costs related to its use of the Sagebrush Transmission Line); and (v) the Excess Capacity Buyer shall deliver to SR Partnership an opinion of counsel reasonably satisfactory to SR Partnership to the effect that the acquisition of an interest in the Power Transfer System by the Excess Capacity Buyer will not cause the Power Transfer System, or the interest therein of any of the Co-Tenants, to lose status as a Qualifying Facility or, if the Existing Projects or the New Project is a Qualifying Facility that enjoys any or all of the exemptions or any similar exemptions arising under state law set forth in 18 C.F.R. 292.601 and 18 C.F.R. 292.602 or any successor thereto, to lose such exemptions or any similar exemptions arising under state law.

                        3.2.3 Acknowledgment of Right to Sell Excess Capacity. Each of the Existing Project Owners hereby acknowledges that SR Partnership has a right to sell its Excess Capacity Interest to an Excess Capacity Buyer in accordance with the terms of this Section 3.2.

                3.3 Sale of Power Transfer System. In the event that each Co-Tenant's interconnection rights are not adversely impacted, the Power Transfer System and the Transmission Line Easements may be sold to a public utility and the proceeds of such sale shall be allocated in accordance with
Section 3.5 hereof. SR Partnership shall have the exclusive right to negotiate the terms of such sale and each of the Co-Tenants shall take any and all actions and execute and deliver any and all documents as are necessary in the reasonable judgment of SR Partnership for the consummation of such sale.

                3.4 Sale of Sagebrush Transmission Line. In the event that the Sagebrush Transmission Line is sold, the Co-Tenants shall cause the aggregate proceeds of such sale received by Sagebrush Partner Fifteen, Inc. ("SP15"), Sagebrush Partner Sixteen, Inc., Sagebrush Partner Seventeen, Inc., Sagebrush Partner Eighteen, Inc., Sagebrush Partner Nineteen, Inc. and Sagebrush Partner Twenty, Inc. or any other general partner in Sagebrush the capital stock of which is owned by a Co-Tenant (collectively, the "Sagebrush General Partners" and individually, a "Sagebrush General Partner"), as applicable, to be distributed in accordance with the terms of Section 3.5 below.

                3.5 Allocation of Proceeds. In the event that any sale proceeds are received in accordance with Sections 3.3 and 3.4 by any Co-Tenant, Manager or any Sagebrush General Partner, the net proceeds of such sale shall be distributed as follows:

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                (i)     first, to SR Partnership, in an amount equal to (a) the
costs paid by SR Partnership to construct the Power Transfer System (including, the cost of acquiring the Transmission Line Easements), in the event that the Power Transfer System and the Transmission Line Easements shall be sold in accordance with Section 3.3, or (b) the amount paid by SR Partnership to acquire the stock of the Sagebrush General Partners, $10,250,000, in the event that the Sagebrush Transmission Line shall be sold in accordance with Section 3.4; and

                (ii) second, (a) to the Co-Tenants, pro rata, based on their Ownership Interests, in the event of a sale of the Power Transfer System and the Transmission Line Easements, and (b) to the Sagebrush General Partners, pro rata, in the event of a sale of the Sagebrush Transmission Line.

For purposes of this Section, "net proceeds" of a sale shall equal gross proceeds from such sale less the sum of (i) all reasonable transaction costs and expenses relating to such sale (including, reasonable attorneys' fee) and (ii) net taxes (i.e., after application of all investment tax credits, depreciation and other tax benefits), payable by the party entitled to receive such gross proceeds.

4.      Expenses and Revenues.

                4.1     Expenses and Liabilities.

                        4.1.1 Power Transfer System Operating Costs. SR Partnership shall be responsible for all expenses, costs and liabilities incurred on or after the date of this Agreement relating to the ownership, construction, operation, repair and maintenance of the Property and the Power Transfer System, except as set forth in Section 4.1.2 below (the "Power Transfer System Operating Costs"). SR Partnership shall pay the Power Transfer System Operating Costs in accordance with Section 4.4 below prior to the time when the failure to pay any such Power Transfer System Operating Costs shall create a lien against the Power Transfer System or the Property, provided however that SR Partnership and the Manager have the right to contest any Power Transfer System Operating Costs in good faith and by appropriate proceedings, provided further that in the event of any such contest, SR Partnership or the Manager shall bond or provide such other security to protect the Power Transfer System and the Property from such lien. Power Transfer System Operating Costs shall include all costs and expenses reasonably incurred in the ownership, construction, operation, repair, maintenance, replacement and removal of the Power Transfer System, costs and expenses reasonably incurred in maintaining the Property, including without limitation, any costs or expenses to be paid by the terms of, or for the preservation of, the documents evidencing the Transmission Line Easements, any costs of acquiring additional easement rights, if necessary, to preserve the Co-Tenants' interest in the Property underlying the Power Transfer System, taxes

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assessed against or allocable to the Power Transfer System, premiums for casualty insurance thereon, capital expenditures, the costs of utilities and other services necessary to the operation of the Power Transfer System and salaries and benefits allocable to employees of Zond or SR Partnership engaged in the operation, repair and maintenance thereof (but only to the extent such employees are actually engaged in such activities for the benefit of the Power Transfer System), but shall not include costs and expenses set forth in Section
4.1.2 below.

                        4.1.2 Excluded Costs. Power Transfer System Operating Costs shall not include costs incurred in order to increase or to upgrade the capacity of the Power Transfer System or loan payments, depreciation allowance, replacement reserves, income or franchise taxes of any Co-Tenant and payments on any indebtedness secured by any Co-Tenant's interest in the Power Transfer System (which indebtedness shall be the responsibility of the Co-Tenant incurring such indebtedness) or any consequential damages, including, without limitation, lost profits or revenues incurred by any Existing Project Owner resulting from an inability to deliver electrical power to SCE via the Power Transfer System or the Sagebrush Transmission Line. Each Co-Tenant shall bear its share of excluded costs under this Section, and shall be responsible for any such excluded costs that it may incur. No Co-Tenant, individually, can bind the other Co-Tenants to pay costs incurred in connection with upgrading the capacity of the Power Transfer System without their prior written consent.

                4.2 Revenues. This tenants-in-common structure is not organized with the intention or expectation of making a cash profit from the operation of the Power Transfer System but merely as an ownership form through which the Co-Tenants can accomplish their purpose of owning, operating and making available for the use of the Co-Tenants in proportion to each Co-Tenant's Ownership Interest, the Power Transfer System. As the Power Transfer System is intended merely to transmit electrical power generated by the Turbines of each Co-Tenant, the Co-Tenants do not intend or expect that the Power Transfer System by itself will generate any revenue. Except as provided in Sections 3.2 and 3.3, in the event that revenue is received directly from the operation of the Power Transfer System, it shall be paid to SR Partnership. At no time shall the Power Transfer System be used by any person other than a Co-Tenant and at no time shall there be a fee or charge for the use by a Co-Tenant of the Power Transfer System. Subject to the rights of each Co-Tenant under Section 3.3 in the event of the possible sale or other disposition of the Transmission Line Easements and the Power Transfer System, the Co-Tenants do not expect to receive any material amount of revenues.

                4.3 Appointment of Manager. There shall, at all times during the term hereof, be a manager of the Power Transfer System, which entity shall be responsible for the management of the Power Transfer System (the "Manager"). The

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Co-Tenants hereby appoint Zond or any Zond affiliate as Manager of the Power
Transfer System. The appointed Manager shall remain the Manager until removed as provided in Section 5.2 below.

                4.4 Payment of Expenses and Liabilities. The Manager shall calculate for each component of the Power Transfer System, the Power Transfer System Operating Costs on a quarterly basis, within thirty (30) days after the end of the quarter, and prepare a statement thereof for SR Partnership. Subject to Section 4.5 below, SR Partnership shall pay to the Manager, within thirty
(30) days after receipt of such statement, the Power Transfer System Operating Costs then due and payable, as shown on such statement. All sums not paid when due shall bear interest at the lower of: (i) the maximum legal rate under California law and (ii) the fluctuating per annum rate published in the Wall Street Journal (Western Edition) as the "Prime Rate -- the base rate on corporate loans at large U.S. money center commercial banks," or any successor rate thereto plus two percent. Any change in such Prime Rate shall take effect at the opening of business on the day such rate change is published in the Wall Street Journal.

                4.5 Errors and Disputes. SR Partnership shall have the right to contest the Power Transfer System Operating Costs shown on any statement delivered pursuant to Section 4.4 above by notice thereof to the Manager within ninety (90) days after the end of the applicable calendar quarter except with respect to the last quarterly report of the calendar year, notice as to which shall be given within sixty (60) days after receipt of such statement. In that event, SR Partnership may conduct an independent audit of the Manager's records regarding those costs upon at least five (5) days' prior written notice, during business hours, at the Manager's principal place of business, and at SR Partnership's sole cost and expense. In the event the audit establishes an overcharge in excess of five percent (5%) of the Power Transfer System Operating Costs, the Manager shall be responsible for the cost of the audit. Any other disputes in payment or billing which the Manager and SR Partnership are unable to resolve within thirty (30) days of the dispute arising shall be resolved by arbitration as set forth below in Section 12.2.

                4.6 Title Insurance. Prior to the Effective Date, SR Partnership, at its sole cost and expense, shall cause to be delivered to (i) each Co-Tenant an ALTA Owner's Policy (Form B-1970) of title insurance or a commitment or binder therefor, in favor of such Co-Tenant, in form similar to the policy of title insurance insuring SR Partnership's interest in the Transmission Line Easements (the "SR Partnership Policy"), which shall contain no additional exceptions or encumbrances not contained in the SR Partnership Policy and shall contain all endorsements contained in the SR Partnership Policy, in an amount equal to such Co-Tenant's Ownership Interest multiplied by $8,180,634, the total value of the Transmission Line Easements, showing title to the Co-Tenant's interest in the Transmission Line Easements, and

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such other property interests as are governed by real property law vested in such Co-Tenant, and (ii) the Mortgagee (as defined below) of each Co-Tenant an ALTA Loan Policy (Form B-1970) of title insurance or a commitment or binder therefor, in favor of such Mortgagee, in form similar to the lender's policy of title insurance issued in favor of SR Partnership's Mortgagee (the "SR Lender's Policy"), which shall contain no additional exceptions or encumbrances not contained in the SR Lender's Policy and shall contain all endorsements in the SR Lender's Policy, in an amount equal to the lesser of: (a) the amount of the applicable Co-Tenant's obligation to such Mortgagee and (b) the applicable Co-Tenant's Ownership Interest multiplied by $8,180,634, the total value of the Transmission Line Easements, showing title to the applicable Co-Tenant's interest in the Transmission Line Easements and such other property interests as are governed by real property law vested in such Co-Tenant and showing that the Mortgagee has a valid lien covering such Co-Tenant's interest in the Transmission Line Easements, having the priority required by Mortgagee's loan documents with such Co-Tenant. Notwithstanding the foregoing, each Co-Tenant acknowledges that in the event of a defect in title for which the owner's title insurance policies of each Co-Tenant provide coverage, each co-Tenant will take reasonable steps to recover from the title insurer under said policy and will apply the proceeds of any such recovery from the title insurer to the correction of such defect by making such amounts available to SR Partnership and Manager for such purpose.

                4.7 Insurance Policies. Prior to the Effective Date, SR Partnership and the Manager shall cause each Co-Tenant to be named as the loss payee in respect of casualty loss insurance maintained by SR Partnership or the Manager with respect to the Power Transfer System. Notwithstanding the foregoing, each Co-Tenant hereby acknowledges that SR Partnership and the Manager may use the proceeds of any casualty loss insurance to repair the Power Transfer System.

5.      Management.

                5.1 Management Duties. It shall be the responsibility of the Manager to perform or to cause to be performed reasonable and necessary management duties ("Management Duties") with respect to the Power Transfer System, including but not limited to the following:

                        (a) To cause the Property and the Power Transfer System to be serviced and maintained in good condition and repair, and to perform such alterations or improvements it deems desirable or necessary for the efficient operation thereof (provided that material alterations and improvements shall be subject to the prior written consent of SR Partnership);

                        (b) To take such action as may be necessary to keep the Power Transfer System in compliance with any and all requirements of SCE pursuant

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to the power purchase contracts applicable to the electricity transmitted through the Power Transfer System or otherwise;

                        (c) To take such action as may be necessary to comply promptly with any orders or requirements affecting the Power Transfer System imposed by any federal, state or local government having jurisdiction over the Power Transfer System, giving prompt written notice to the Co-Tenants of any such order or requirement;

                        (d) Promptly to investigate all accidents or damages relating to the ownership, operations or maintenance of the Power Transfer System, and to cooperate with and make any reports required by any insurance company in connection therewith;

                        (e) To undertake and to perform, or to cause to be performed, or to promptly advise the Co-Tenants of the necessity to undertake and to perform, all other acts or actions necessary or desirable to the efficient, safe, lawful, and economical operation of the Power Transfer System (provided that material actions shall be subject to the prior written consent of SR Partnership);

                        (f) To keep insured and pay all insurance premiums for reasonable casualty and commercial general liability insurance of, and all real property and personal property taxes, special assessments, and similar levies imposed with respect to, the Power Transfer System;

                        (g) To maintain reserves, as necessary, to pay Power Transfer System Operating Costs; and

                        (h) To hire employees, or to delegate obligations, or enter into contracts, as necessary and reasonable, to carry out any of the foregoing.

                5.2 Replacement Manager. The Manager may be removed by SR Partnership and the Paying Co-Tenants (as defined below), if any, due to its negligence or willful misconduct and, in the case where the Manager is Zond or an affiliate of Zond, in the event that Zond's entire Ownership Interest in the Power Transfer System has been transferred to a third party. Until such time (the "Shared Cost Time") that either (i) an Excess Capacity Buyer becomes party to this Agreement or (ii) one of the Existing Project Owners shall become obligated to pay its pro rata share of the Power Transfer System Operating Costs in accordance with provisions of Section 1.3 (collectively, the "Paying Co-Tenants"), SR Partnership shall have the sole right to appoint or remove a replacement Manager if Zond or an affiliate of Zond has been removed as Manager due to its negligence or willful misconduct, or if Zond's entire Ownership Interest in the Power Transfer System has been transferred to a third party. Once the Shared Cost Time begins, SR Partnership and the Paying Co-Tenants shall jointly determine any such replacement Manager and the compensation to be paid such replacement Manager, which compensation shall be in a reasonable amount not to exceed industry standards. SR Partnership and the Paying Co-Tenants shall act reasonably in making such determination. If the Paying Co-Tenants and SR Partnership cannot agree on the party or parties who will manage the Power Transfer System, or the compensation for the Manager, the Paying Co-Tenants and SR Partnership shall submit the matter to arbitration in accordance with Section 12.2 below.

                5.3 Change in Point of Interconnect. The Manager and SR Partnership shall take such steps, pay such costs and execute and deliver such documents in connection with the change in the point of interconnection as are reasonably necessary in the judgment of the Existing Project Owners to cause such change in the point of interconnection, provided that such steps, costs and documents shall not require the Manager or SR Partnership to incur any obligations beyond obligations expressly contemplated herein. Provided that SR Partnership and Manager have complied with the provisions of the immediately preceding sentences, each Existing Project Owner hereby agrees to take any and all actions and execute and deliver any and all agreements, instruments, certificates or other documents, as are reasonably necessary in order for such Existing Project Owner to interconnect electric power, in the amount of its Co-Tenants Capacity (in MWs) set forth opposite its name in Exhibit B, to SCE at either the Antelope Substation or the Vincent Substation, rather than at the Zeewind Substation, by no later than January 29, 1993 or such earlier date as reasonably requested by SR Partnership, which agreements and other documents shall not require such Existing Project Owner to incur any additional obligations far such interconnection (other than those covered by the SR Partnership indemnity set forth in Section 11.1.4). In connection with the foregoing, the Existing Project Owners hereby authorize and direct the Manager to, at the appropriate time on or before the Effective Date, disconnect the Existing Projects from the Zeewind Substation and interconnect the Existing Projects with the Power Transfer System via the Tehachapi substation (the "Tehachapi Substation"), which substation is a part of the Power Transfer System.

                5.4 Wilderness Power Purchase Contracts. SR Partnership hereby acknowledges and agrees that it shall not, without the prior consent of the Existing Project Owners, amend the Wilderness PPCs or the Interconnection Facilities Agreement for such Wilderness PPCs in such a way as to change the line loss factor or interconnection rights of the projects owned by the Existing Project Owners as contemplated by such documents as of the date of this Agreement.

6.      Mutual Indemnity.

                6.1 Co-Tenants Indemnity. Each Co-Tenant, and its successors and assigns ("Indemnifying Co-Tenant"), shall defend, indemnify and hold harmless the Manager, the other co-Tenants, and their respective successors and assigns (collectively, "Indemnified Co-Tenants"), for any and all losses, damages, costs or liabilities, including reasonable attorneys' fees and expenses, which the Indemnified Co-Tenants might suffer or incur as a result of
(a) the ownership or use of the Power Transfer System by the Indemnifying Co-Tenant or (b) the ownership or use of the Sagebrush Transmission Line by the Indemnified Co-Tenant or the Sagebrush General Partner owned by such Indemnified Co-Tenant, provided always that the foregoing indemnity shall not apply, in the case of the Manager or any other Indemnified Co-Tenant, to any losses, damages, costs or liabilities caused by its negligence or misconduct.

                6.2 Manager Indemnity. Manager and its successors and assigns (the "Indemnifying Party") shall defend, indemnify and hold harmless each Co-Tenant, and their respective successors and assigns ("Indemnified Parties"), for any and all losses, damages, costs or liabilities, including reasonable attorneys' fees and expenses, which the Indemnified Parties might suffer or incur as a result of Indemnifying Party's negligence or willful misconduct in connection with its management or operation of the Power Transfer System, provided always that the foregoing indemnity shall not apply to any losses, damages, costs or liabilities caused by the gross negligence or willful misconduct of the Indemnified Parties.

7. Loss of Qualifying Facility Status. Notwithstanding any other provision of this Agreement to the contrary, if at any time any Co-Tenant shall be deemed to be an electric utility or an electric utility holding company, as such terms are used in the Public Utilities Regulatory Policy Act of 1978, as amended, and the regulations thereunder, or subject to regulation under the Federal Power Act, as amended, or the Public Utility Holding Act of 1935, as amended, or any other comparable federal or state regulation, or any Co-Tenant permits or suffers to exist any condition that would result in such Co-Tenant's interest in the Power Transfer System, or any portion thereof, or any other Co-Tenant's interest in the Power Transfer System, or any portion thereof, losing its status as a qualifying facility under the Public Utility Regulatory Policy Act of 1978, as amended (the "QF Result"), the right of the Co-Tenant owning the Turbines or other facility that causes such QF Result (the "Impacted Facility") to use the Power Transfer System to deliver electricity generated by the Impacted Facility shall be suspended immediately, no such electricity shall be delivered thereafter from the Impacted Facility through the Power Transfer System, and the Co-Tenants owning the other Turbines and other facilities shall be authorized to take such action (including, without limitation, disconnecting the Impacted Facility from the Power Transfer System) as is necessary to prevent the use of the Power Transfer System to deliver energy generated by the Impacted Facility. Such suspension shall remain in effect until such time, if any, as the use of the Power

Transfer System to deliver electricity generated by the Impacted Facility would no longer have a QF Result. At that point the right of the Co-Tenant owning the Impacted Facility to use the Power Transfer System to deliver electricity generated by the Impacted Facility shall be reinstated on the terms and conditions set forth in this Agreement.

8. Waiver. For the mutual benefit and protection of all parties, each Co-Tenant hereby specifically waives and releases to the extent permitted by law any and all right to bring any action for partition of the Transmission Line Easements, the Power Transfer System, or any part thereof. Each Co-Tenant further waives to the extent permitted by law the right to bring any action, whether or not now known, the effect of which would cloud title to the Transmission Line Easements, the Property, the Power Transfer System or any part thereof or interest therein, and each Co-Tenant specifically waives to the extent permitted by law its right in connection with any such action to file a notice of lis pendens against the Property, the Transmission Line Easements, the Power Transfer System, or any part thereof or interest therein.

9.      Restrictions on Transfer.

                9.1 Co-Tenant's Right to Encumber. Each Co-Tenant may, at any time and from time to time during the term of this Agreement, encumber, mortgage or hypothecate to any person or entity (herein, the "Mortgagee") by deed of trust or mortgage or other security instrument, (the "Mortgage") all or part of such Co-Tenant's interest under this Agreement and the other documents entered into in connection with this Agreement, including, without limitation, the Assignment of Easement, without the consent of the other Co-Tenants, provided that any such Mortgagee is expressly subject to the terms of this Agreement.

                9.2 Certain Rights of Mortgagee. Should any Co-Tenant incur any encumbrance in accordance with Section 9.1 of this Agreement, and should the remaining Co-Tenants receive notice thereof pursuant to Section 12.5 hereof (each of the Co-Tenants hereby acknowledges receipt of notice with respect to the Mortgagees set forth in Exhibit I attached hereto), the Co-Tenants hereby expressly stipulate and agree between themselves and on behalf of, and for the benefit of, the Mortgagee as follows:

                        9.2.1 Modification of Agreement. They will not modify this Agreement or allow this Agreement to be modified in any way nor cancel this Agreement without the written consent of the Mortgagee, which consent may not be unreasonably withheld or delayed.

                        9.2.2 Performance by Mortgagee. The Mortgagee shall have the right to do any act or thing required of the encumbering Co-Tenant under this Agreement, and any such act or thing performed by the Mortgagee shall be as effective to prevent a default under this Agreement and/or a forfeiture of any of such Co-Tenant's rights under this Agreement as if done by the Co-Tenant itself, provided that the Mortgagee shall have first given the Co-Tenant such notice and allowed the Co-Tenant to perform or attempt to perform such act or thing for such period of time as may be specified in any documents or instruments executed by the Co-Tenant for the benefit of the Mortgagee.

                        9.2.3 Notice to Mortgagee. Upon receipt of any notice required to be delivered to the grantees under any of the Agreements (as defined in the Assignment of Easement) pursuant to Section 7 of such Agreement or any notices received by Manager as described in Section 11.3.2 herein, the Manager, on behalf of the Co-Tenants, shall promptly deliver a copy of such notice to all Mortgagees, at the address set forth on Exhibit I hereto or at such other address of Mortgagee as provided to the manager in accordance with the terms of
Section 12.5.

                        9.2.4 Consents to Assignment. Each Co-Tenant hereby agrees that it shall, no later than five (5) business days after a request by any other Co-Tenant (the "Requesting Co-Tenant") (or its Mortgagee), execute such consents or estoppel certificates as are reasonably requested by the Requesting Co-Tenant or its Mortgagee.

                9.3     Limitation on Transfer. Except as provided in Sections
3.2.1 and 9.1 above and in connection with the exercise of remedies by such Mortgagees, the Co-Tenants and each of them, shall not be permitted to sell, assign, sublease, hypothecate, transfer or dispose of, whether by operation of law or otherwise, the whole or any part of this Agreement without the prior written consent of the other Co-Tenants, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, H&S may distribute its interest in the Transmission Line Easements and the Power Transfer System among its general partners, and the Ownership Interest, the Project Nameplate Rated Capacity, Co-Tenants Capacity and the Interconnected Capacity of H&S will be reallocated accordingly, provided that each of the general partners of H&S agrees to be bound by the terms of this Agreement. In determining whether or not to consent to the sale, assignment, transfer or disposal of SR Partnership's interest in this Agreement, the other Co-Tenants (other than Paying Co-Tenants) may consider, among other things, the financial net worth of the proposed transferee.

10. Tenancy in Common and Not Partnership. The parties hereto own the Power Transfer System as tenants-in-common and this Agreement is a memorandum between the tenants-in-common. The parties hereto do not intend to establish, and this Agreement should not be construed as establishing, any sort of partnership or joint venture status between the parties. The duties, obligations and liabilities of the

Co-Tenants are intended to be several, and not joint or collective obligations and liabilities. No Co-Tenant shall be under the control of or deemed to control any other Co-Tenant by virtue of this Agreement. Notwithstanding the foregoing, for federal income tax purposes and applicable state or local income or franchise tax purposes, this tenancy-in-common shall be treated as a partnership, and, unless some other allocation is required under applicable tax law, all depreciation, investment tax credits and other tax benefits shall be allocated among the Co-Tenants in accordance with their respective capital accounts. SR Partnership shall have a positive balance in its capital account in an amount equal to the costs incurred by SR Partnership to construct the Power Transfer system (including the costs of acquiring the Transmission Line Easements) and to acquire the stock of the Sagebrush General Partners. As of the date hereof, none of the Co-Tenants (other than SR Partnership) has made any contribution to its capital account. Each Co-Tenant acknowledges that SR Partnership shall be the "Tax Matters Partner" for federal income tax purposes and shall prepare all tax and information returns and make such tax elections as it may deem appropriate. The Tax Matters Partner shall distribute copies of all tax and information returns in a timely manner.

11.     Sagebrush Transmission Line.

                11.1    Acquisition of Interest in Sagebrush.

                        11.1.1 Sagebrush Documents. Each of the Co-Tenants acknowledges that they have received copies of (i) the Option Agreement and (ii) the Second Amended and Restated Sagebrush General Co-Ownership Partnership Agreement dated as of September 1, 1989, as amended from time to time (the "Partnership Agreement"), and is familiar with the terms of the Option Agreement and the Partnership Agreement, including, without limitation, Section 5 of the Option Agreement, which sets forth the procedure for exercising the options described in the Option Agreement (the "Options") and a copy of which is attached hereto as Exhibit E, and Section 8.1.1 of the Partnership Agreement, which sets forth the requirements for becoming an Active Partner (as defined in the Partnership Agreement) and a copy of which is attached hereto as Exhibit F. Each of the Co-Tenants hereby (i) acknowledges that pursuant to Section 7(b) of the Option Agreement, SR Partnership agreed to keep the Option Agreement, the Partnership Agreement and any and all information relating to Sagebrush, the Sagebrush Transmission Line, ToyoWest II and its affiliates confidential, and
(ii) agrees to take all reasonable steps necessary to preserve and protect such confidentiality. No Co-Tenant shall be held liable for the failure of any other Co-Tenant to take all reasonable steps necessary to preserve and protect such confidentiality.

                        11.1.2 Exercise of Option. SR Partnership and each other Co-Tenant hereby agrees that (i) SR Partnership shall, pursuant to the Option

Agreement, exercise the Options and nominate such Co-Tenant to acquire the capital stock of the Sagebrush General Partner set forth opposite its name on Exhibit B and (ii) such Co-Tenant shall acquire such capital stock, SR Partnership's expense, on or before January 17, 1993 or such earlier date as may be reasonably requested by SR Partnership. Each Co-Tenant shall, concurrent with execution hereof, execute and deliver to SR Partnership and ToyoWest II a certificate in the form of Exhibit G attached hereto and a letter in the form of Exhibit H attached hereto, each with the blanks appropriately completed. Each Co-Tenant hereby further agrees that it shall take any and all actions, provide any and all information, and execute and deliver any and all agreements, instruments, certificates or other documents, as are reasonably necessary for SR Partnership to exercise the Options pursuant to Section 5 of the Option Agreement and for such Co-Tenant to acquire the capital stock of the Sagebrush General Partner set forth opposite its name on Exhibit B. All costs and expenses relating to the exercise of the Option and acquisition of capital stock described above shall be paid by SR Partnership.

                        11.1.3 Active Partner Status. Each Co-Tenant hereby agrees that, after it has acquired the capital stock of the Sagebrush General Partner set forth opposite its name on Exhibit B, it shall, and it shall cause such Sagebrush General Partner to, promptly take any and all actions and execute and deliver any and all agreements, instruments, certificates or other documents, as are necessary to cause such Sagebrush General Partner to become an Active Partner.

                        11.1.4 Indemnity. SR Partnership hereby indemnifies each Co-Tenant, or its Sagebrush General Partner (other than SP15), as the case may be (each a "Sagebrush Indemnified Party"), for all fees, costs, expenses and liabilities (the "Sagebrush Claims") incurred by the Sagebrush Indemnified Party in connection with its interest in Sagebrush and the Sagebrush Transmission Line, including, without limitation, all fees, costs and expenses incurred in connection with the applicable Fee Agreement (as defined in the Partnership Agreement) and the Sagebrush Maintenance Agreement (as defined below), except for those Sagebrush Claims which arise as a result of (i) the acts, omissions, negligence or misconduct of any Sagebrush Indemnified Party, (ii) the negligence or willful misconduct of the Manager or (iii) disconnection of such Sagebrush Indemnified Party as contemplated by Section 11.3 below. Notwithstanding the foregoing, such indemnification shall not cover any consequential damages incurred by such Sagebrush Indemnified Party, including, without limitation, lost profits or revenues resulting from an inability to deliver electrical power to SCE via the Power Transfer System or the Sagebrush Transmission Line. Notwithstanding anything to the contrary in this Agreement, in the event that
(i) any Co-Tenant or any Sagebrush General Partner owned by such Co-Tenant shall, after the date of this Agreement, without the prior written consent of SR Partnership, (a) amend, supplement, provide consent or approval under or modify any of the documents, agreements or obligations with respect to which SR

Partnership has agreed to indemnify any Co-Tenant or any Sagebrush General Partner hereunder for costs and expenses owing by such entity thereunder (including, without limitation, the Partnership Agreement, the Sagebrush Maintenance Agreement, Technical Use Agreements (as defined in the Partnership Agreement), Fee Agreements and management agreements) or (b) exercises its right to vote on decisions set forth in Section 11.4 herein in a manner not consistent with the manner SP15 votes on such decision, and (ii) such amendments, supplements, consents, approvals, modifications or voting increases the amount of such costs and expenses covered by the indemnity of SR Partnership hereunder or in any other Section of this Agreement, such indemnity shall not cover any such increased costs and expenses. Any Sagebrush Indemnified Party shall, as soon as possible after the receipt by it of notice of the actual or threatened commencement of any action in respect to which indemnity may be sought on account of the indemnity agreement contained in this Section, notify SR Partnership thereof. If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Sagebrush Indemnified Party, SR Partnership will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by SR Partnership (which counsel shall be reasonably satisfactory to the Sagebrush Indemnified Party). Each Sagebrush Indemnified Party shall cooperate as reasonably requested by SR Partnership, in the defense of any such action. No Sagebrush Indemnified Party shall compromise or settle any action for which indemnification is or may be sought without the prior written consent of SR Partnership, which consent shall not be unreasonably withheld.

                11.2 Interconnection Management. Notwithstanding anything to the contrary herein, each Co-Tenant authorizes the Manager on its behalf to operate and manage the interconnection of the Power Transfer System with the Sagebrush Transmission Line pursuant to the terms of the applicable Technical Use Agreements.

                11.3    Disconnection.

                        11.3.1 Sagebrush Management and Maintenance Agreement. Each of the Co-Tenants acknowledges that they have received a copy of that certain Sagebrush Management and Maintenance Agreement dated as of September 1, 1989 (the "Sagebrush Maintenance Agreement") among Sagebrush, its general partners and ToyoWest Management Company ("ToyoWest") and is familiar with the terms of the Sagebrush Maintenance Agreement, including, without limitation,
Section 7.2 thereof, which sets forth the power and authority of ToyoWest, as manager of the Sagebrush Transmission Line to exercise the disconnect remedy under the Sagebrush Maintenance Agreement.

                        11.3.2 Power to Disconnect. Notwithstanding anything to the contrary herein, each of the Co-Tenants hereby grants to Manager the power, and acknowledges that the manager is unconditionally obligated, upon receipt by the Manager from ToyoWest of a written notice described in Section 7.2.3 of the Sagebrush Maintenance Agreement, pursuant to which ToyoWest instructs the Manager to disconnect the project of a Co-Tenant because either such Co-Tenant or its related Partner (as defined in the Sagebrush Maintenance Agreement) is in default under the Sagebrush Maintenance Agreement, to immediately disconnect, without grace period or additional period to cure, such Co-Tenant's project from the Power Transfer System at the point where the electrical energy of such Co-Tenant project is combined with that of the projects of the other Co-Tenants.

                11.4 Sagebrush Partnership Decisions. Each Co-Tenant shall cause the Sagebrush General Partner set forth opposite its name in Exhibit B not to exercise its right to vote on decisions to be made by the general partners of Sagebrush pursuant to Section 8.7 of the Partnership Agreement or Sections 5.2.5 and 5.2.3 of the Sagebrush Maintenance Agreement without the prior written consent of SR Partnership, if the outcome of such vote would result in an increase in the amount of costs and expenses covered by the indemnity of SR Partnership in this Agreement. In the event that the general partners in Sagebrush vote on the issue of whether or not the Sagebrush Transmissions Line should be sold to a public utility and so long as such proposed sale shall not adversely impact each Co-Tenant's ability to interconnect with SCE at an SCE substation within the Power Transfer System or to which the Sagebrush Transmission Line connects, each Co-Tenant (other than SR Partnership) shall cause its Sagebrush General Partner to vote on such issue in the same manner as SP15.

12.     Miscellaneous.

                12.1 Effective Date. The term "Effective Date" shall mean the date on which the last of the following events has occurred: (i) each of the Co-Tenants has acquired the capital stock of the Sagebrush General Partner set forth opposite its name on Exhibit 8 and each such general partner shall be an Active Partner, (ii) the Manager has disconnected the Existing Projects from the Zeewind Substation and interconnected the Existing Projects to the Tehachapi Substation, and (iii) the Bill of Sale has been executed and delivered and the Assignment of Easement has been executed, delivered and recorded.

                12.2    Arbitration.

                        12.2.1  Agreement to Arbitrate Disputes. Any
controversy, claim or dispute between the parties arising out of or related to this Agreement or the breach hereof which cannot be settled by agreement of the parties in accordance with the terms of this Agreement (including, without limitation, the failure of SR Partnership and the Paying Co-Tenants to agree on a replacement Manager under

Section 5.2), shall be submitted to arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association as amended and in effect
January 1, 1990 ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrators shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to whether or not any such controversy, claim or dispute is subject to the arbitration provisions contained herein.

                        12.2.2 Commencement of Proceedings. Any party or parties desiring arbitration shall serve on the other parties and the Los Angeles Office of the American Arbitration Association, in accordance with the Rules, its Notice of Intent to Arbitrate ("Notice"), accompanied by the name of the arbitrator selected by the party or parties serving the Notice. A second arbitrator shall be chosen by the other party or parties. If any party or parties, as the case may be, upon whom the Notice is served fails to select an arbitrator within fifteen (15) days after receipt of the Notice, the second arbitrator shall be selected by the first arbitrator. The two arbitrators shall select a third arbitrator. If the two arbitrators so chosen cannot agree upon a third arbitrator within ten (10) days after the appointment of the second arbitrator, the third arbitrator shall be selected in accordance with the Rules. The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.

                        12.2.3 Location. All arbitration proceedings shall be held in Los Angeles, California.

                        12.2.4 Filing Deadlines. The demand for arbitration shall be made by the Notice within a reasonable time after the claim, dispute or other matter in question has arisen and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

                12.3 Attorney's Fees. If any party brings any action or proceeding or initiates arbitration for the enforcement, protection or establishment of any right or remedy under this Agreement or for the interpretation of this Agreement (including any arbitration proceeding), the prevailing party or parties shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable.

                12.4    Construction of Agreement.

                        12.4.1 Governing Laws. The terms and provisions of this Agreement shall be interpreted in accordance with the laws of the State of California applicable to contracts made and to be performed within such State and without reference to the choice of law principles of the State of California or any other state.

                        12.4.2 Interpretation. The parties agree that the terms and provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

                        12.4.3 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                        12.4.4 Headings. The section headings contained in this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning hereof.

                12.5 Notices. All notices or other communications required or permitted hereunder shall, unless otherwise provided herein, be in writing, shall be personally delivered, delivered by reputable overnight courier, or sent by registered or certified mail, return receipt requested, and deposited in the United States mail, postage prepaid, addressed to the parties at the addresses set forth below:

                        Zond:               Zond Systems, Inc.
                                            P.O. Box 1910
                                            13000 Jameson Road
                                            Tehachapi, California 93581
                                            Attention: Kenneth Karas

                        VG Partnership:     Victory Garden Phase IV Partnership
                                            c/o Zond Systems, Inc.
                                            P.O. Box 1910
                                            13000 Jameson Road
                                            Tehachapi, California 93581
                                            Attention: Kenneth Karas

                        SR Partnership:     Sky River Partnership
                                            c/o Zond Systems, Inc.
                                            P.O. Box 1910

                                            13000 Jameson Road
                                            Tehachapi, California 93581
                                            Attention: Kenneth Karas

                        H&S:                Helzel & Schwarzhoff
                                            5550 Redwood Road, Suite 4
                                            Oakland, California 94619
                                            Attention: Leo B. Helzel

                                                      and

                                            Helzel & Schwarzhoff
                                            8 Admiral Drive, Ste. A-427
                                            Emeryville, California 94608
                                            Attention: Dale L. Schwarzhoff

                        85-A:               Zond Windsystem Partners, Ltd.
                                            Series 85-A
                                            c/o Zond Windsystems Management
                                            Corporation III
                                            P.O. Box 1910
                                            13000 Jameson Road
                                            Tehachapi, California 93581
                                            Attention: Kenneth Karas

                        85-B:               Zond Windsystem Partners, Ltd.
                                            Series 85-B
                                            c/o Zond Windsystems Management
                                            Corporation IV
                                            P.O. Box 1910
                                            13000 Jameson Road
                                            Tehachapi, California 93581
                                            Attention: Kenneth Karas

All Notices shall be deemed given on the day that such writing is received by the intended recipient thereof. Notice of change of address shall be given by written notice in the manner detailed in this Section 12.5. Any notices given to any party shall also be given to that party's Mortgagee, provided that such Mortgagee notifies the other parties in writing of its desire to receive notices hereunder, and of its address.

                12.6 No Waiver. No waiver of any of the covenants, terms or conditions of this Agreement shall be effective unless set forth in writing by the party making the waiver and delivered to the other parties, and such waiver shall be effective only for the time and to the extent therein stated. No omission or act (other than the delivery of the foregoing written waiver) by a party shall constitute or be deemed to constitute a waiver of any default in the performance of or breach of any agreement, duty, responsibility, representation, warranty or covenant of any other party contained in this Agreement.

                12.7 Action by a Party. Whenever under the terms of this Agreement any action is required or permitted to be taken by any party which is a corporation, such action may be taken and performed by any duly authorized officer or director of the party.

                12.8 Remedies. Except as expressly otherwise provided for in this Agreement, in the event of default under this Agreement, or other writings delivered in connection with the transactions contemplated hereby, any of the parties may proceed to protect and enforce their rights by a suit in equity, action at law or other appropriate proceeding, whether for specific performance, or for an injunction against a violation of any terms hereof or in aid of the exercise of any right, power or remedy granted hereby or by law, equity, statute or otherwise or any other remedies provided herein. No course of dealing and no delay on the part of the parties in exercising any right, power or remedy shall operate as a waiver thereof in this Agreement, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute, or otherwise.

                12.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of them.

                12.10 Further Assurances. Each of the Co-Tenants agrees to perform all such acts (including but not limited to, executing and delivering such instruments and documents) as reasonably may be necessary to fully effectuate each and all of the purposes and intent of this Agreement.

13. Entire Agreement. This Agreement contains the entire agreement of the parties relating to the rights granted and obligations assumed in this Agreement. All modifications to this Agreement shall become effective only if made in writing and signed by all parties hereto.

14. Successors and Assigns. Subject to Section 9 above, this Agreement shall be binding on and inure to the benefit of the respective parties hereto, their successors, assigns and personal representatives. The covenants, restrictions and provisions contained herein shall constitute covenants running with the land.

[Intentionally Omitted]

                IN WITNESS WHEREOF, the parties signed this Agreement the day and year first hereinabove set forth.

                                        ZOND SYSTEMS, INC.,
                                        a California corporation


                                        By: /s/ Kenneth C. Karas
                                           -------------------------------------
                                        Name:  Kenneth C. Karas
                                        Title: President

                                        HELZEL AND SCHWARZHOFF,
                                        a California general partnership


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        VICTORY GARDEN PHASE IV PARTNERSHIP,
                                        a California general partnership


                                        By:    Zond Victory Garden Phase IV
                                               Development Corporation,
                                               a California corporation
                                               Its General Partner


                                               By: /s/ Kenneth C. Karas
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President

                                        By:    ESI VG Limited Partnership, a
                                               Delaware limited partnership
                                               Its General Partner

                             [signatures continued]

                                        By:    ESI Victory, Inc., a
                                               Florida corporation


                                               By: /s/ Larry K. Carpenter
                                                  ------------------------------
                                               Name: Larry K. Carpenter
                                               Title:President

                             [signatures continued]

                IN WITNESS WHEREOF, the parties signed this Agreement the day and year first hereinabove set forth.

                                        ZOND SYSTEMS, INC.,
                                        a California corporation


                                        By:
                                           -------------------------------------
                                        Name:  Kenneth C. Karas
                                        Title: President

                                        HELZEL AND SCHWARZHOFF,
                                        a California general partnership


                                        By: /s/ Leo B. Helzel
                                           -------------------------------------
                                        Name:   Leo B. Helzel
                                        Title:  Partner

                                        VICTORY GARDEN PHASE IV PARTNERSHIP, a
                                        California general partnership

                                        By:    Zond Victory Garden Phase IV
                                               Development Corporation,
                                               a California corporation
                                               Its General Partner


                                               By:
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President

                                        By:    ESI VG Limited Partnership, a
                                               Delaware limited partnership
                                               Its General Partner

                             [signatures continued]

                                               By:   ESI Victory, Inc., a
                                                     Florida corporation


                                                     By:
                                                        ------------------------
                                                     Name: Larry K. Carpenter
                                                     Title:President


                                        SKY RIVER PARTNERSHIP,
                                        a California general partnership


                                        By:    Zond Sky River Development
                                               Corporation, a California
                                               corporation
                                               Its General Partner


                                               By:   /s/ Kenneth C. Karas
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President


                                        By:    ESI Sky River Limited
                                               Partnership, a Delaware limited
                                               partnership
                                               Its General Partner


                                               By:   ESI Sky River, Inc., a
                                                     Florida corporation

                                                     By: /s/ Larry K. Carpenter
                                                        ------------------------
                                                     Name: Larry K. Carpenter
                                                     Title:President

                             [signatures continued]

                                        ZOND WINDSYSTEM PARTNERS, LTD.
                                        SERIES 85-A, a California limited
                                        partnership


                                        By:    Zond Windsystems Management
                                               Corporation III, a California
                                               corporation
                                               Its General Partner


                                               By: /s/ Kenneth C. Karas
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President

                                        ZOND WINDSYSTEM PARTNERS, LTD.
                                        SERIES 85-B, a California limited
                                        partnership


                                        By:    Zond Windsystems Management
                                               Corporation IV, a California
                                               corporation
                                               Its General Partner


                                               By: /s/ Kenneth C. Karas
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President

ACKNOWLEDGMENT AND AGREEMENT

                The undersigned acknowledges and agrees to the provisions relating to the rights and obligations of the Manager.

                                        ZOND SYSTEMS, INC.
                                        A California corporation,
                                        in its capacity as Manager

Dated: _______________, 1990                   By: /s/ Kenneth C. Karas
                                                  ------------------------------
                                               Name: Kenneth C. Karas
                                               Title:President

                                    EXHIBITS

               A:   Description of Property on Which Power
                    Transfer System will be Constructed (Tehachapi
                    Substation to Sagebrush Interconnect)
               B:   Schedule of General Partners in Sagebrush,
                    Nameplate Rated Capacity, Interconnected
                    Capacity, Co-Tenants Capacity, and Ownership
                    Interest
               C:   Form of Assignment
               D:   Form of Bill of Sale
               E:   Section 5 of the Option Agreement
               F:   Section 8.1.1 of the Partnership Agreement
               G:   Form of Exercise Certificate
               H:   Form of Representations and Warranties Letter
               I:   List of Existing Mortgagees

                                                                       EXHIBIT A

                        DESCRIPTION OF PROPERTY ON WHICH
                          POWER TRANSFER SYSTEM WILL BE
                        CONSTRUCTED (TEHACHAPI SUBSTATION
                           TO SAGEBRUSH INTERCONNECT)

                                   (Attached)

                        DESCRIPTION OF TRANSMISSION LINE

      TEHACHAPI SUBSTATION (SECTION 31) TO SAGEBRUSH INTERCONNECT
                                    FACILITY

                 EASEMENT FOR SECTION 31, T 32 S, R 34 E, M.D.M.

        TEHACHAPI SUBSTATION

That portion of Section 31, Township 32 South, Range 34 East, Mount Diablo Meridian, in the County of Kern, in the State of California, described as follows:

Commencing at a 2 inch iron pipe tagged L.S. 4167, as shown on Record of Survey map filed in Book 13, Pages 101 and 102, of Surveys, in the Office of the County Recorder of said County, said iron pipe accepted as the Northwest corner of said
Section 31;
thence South 0 DEG.-41'-51" West along the Westerly line of said
Section 31, a distance of 3472.07 feet;
thence South 39 DEG.-41'-58" East 252.02 feet, to the True Point of
Beginning;

thence South 89 DEG.-41'-58" East 226.00 feet;
thence South 0 DEG.-18'-02" West 372.00 feet;
thence North 89 DEG.-41'-58" West 226.00 feet;
thence North 0 DEG.-18'-02" East 372.00 feet, to the Point of Beginning.

                 EASEMENT FOR SECTION 31, T 32 S, R 34 E, M.D.M.

That portion of Section 31, Township 32 South, Range 34 East, Mount Diablo Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 4167, as shown on Record of Survey map filed in Book 13, Pages 101 and 102, of Surveys, in the Office of the County Recorder of said County, said iron pipe accepted as the Northwest corner of said
Section 31;
thence South 0 DEG.-41'-51" West along the Westerly line of said Section 31, a distance of 3481.18 feet, to the True Point of Beginning;

thence North 77 DEG.-55'-47" East 312.85 feet;
thence South 0 DEG.-18'-02" West 57.92 feet, more or less, to a point on the Northerly line of Parcel 4, said point bears South 89 DEG.-41'-58" East 53.50 feet from the Northwest corner of said Parcel 4.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Westerly line of said Section 31.

                EASEMENT FOR SECTION 36, T 32 S, R. 33 E, M.D.M.

That portion of Section 36, Township 32 South, Range 33 East, Mount Diablo Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 4167, as shown on Record of Survey map filed in Book 13, Pages 101 and 102, of Surveys, in the Office of the County Recorder of said County, said iron pipe accepted as the Northwest corner of said
Section 36;
thence South 0 DEG.-41'-51" West along the Easterly line of said Section 36, a distance of 3481.18 feet, to the True Point of Beginning;

thence North 77 DEG.-55'-47" West 140.52 feet to a point hereafter referred to as Point "A";
thence South 0 DEG.-20'-47" West 1783.33 feet, more or less, to a point on the Southerly line of said Section 36, said point bears North 89 DEG.-34'-46" West
126.12 feet from a 2 inch iron pipe tagged L.S. 4317 for, and accepted as, the Southwest corner of said Section 36, said point also bears South 89 DEG.-34'-46" East 560.22 feet from a 2 inch iron pipe tagged L.S. 4167 for, and accepted as, the Northwest corner of Section 33, Township 12 North, Range 14 West, San Bernardino Meridian, as shown on said Amended Record of Survey map.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Easterly and Southerly lines of said Section 36.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence South 77 DEG.-55'-47" West 145.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline;
Commencing at the above mentioned Point "A";
thence North 0 DEG.-20'-47" East 155.00 feet.

                 EASEMENT FOR SECTION 33, T 12 N, R 14 W, S.B.M.

That portion of Section 33, Township 12 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 4167 for, and accepted as, the Northwest corner of said Section 33, as shown on Record of Survey map filed in Book 13, Pages 101 and 102, of Surveys, in the Office of the County Recorder of said County;
thence South 89 DEG.-34'-46" East along the Northerly line of said Section 33, a distance of 560.22 feet, to the True Point of Beginning;

thence South 0 DEG.-20'-47" West 13.87 feet to a point hereafter referred to as Point "A";
thence South 15 DEG.-09'-25" East 4252.37 feet;
thence South 11 DEG.-05'-04" East 732.58 feet, more or less, to a point on the Southerly line of said Section 33, said point bears South 89 DEG.-51'-02" East 1596.22 feet from a 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Southwest corner of said Section 33, as shown on said Amended Record of Survey map.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Northerly and Southerly lines of said Section 33.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence North 77 DEG.-24'-19" West 115.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline;
Commencing at the above mentioned Point "A";
thence South 62 DEG.-35'-41" West 110.00 feet.

                 EASEMENT FOR SECTION 4, T 11 N, R 14 W, S.B.M.

That portion of Section 4, Township 11 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Northwest corner of said Section 4, as shown on Record of Survey map filed in Book 13, Pages 101 and 102, of Surveys, in the Office of the County Recorder of said County;
thence South 89 DEG.-51'-02" East along the Northerly line of said Section 4, a distance of 1596.22 feet, to the True Point of Beginning;

thence South 11 DEG.-05'-04" East 513.92 feet to a point hereafter referred to as Point "A";
thence South 56 DEG.-08'-37" West 1917.10 feet to a point hereafter referred to as Point "B";
thence South 0 DEG.-42'-33" East 2506.11 feet to a point hereafter referred to as Point "C";
thence South 23 DEG.-17'-27" West 443.87 feet, more or less, to a point on the Westerly line of said Section 4, said point bears North 0 DEG.-31'-46"
East 823.06 feet from a 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Southwest corner of said Section 4, as shown on Record of Survey map filed in Book 13, Pages 59 and 60, of Surveys, in the Office of the County Recorder of said County.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Northerly and Westerly lines of said Section 4.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence South 11 DEG.-05'-04" East 85.00 feet.

Together with a strip of land 20.00 feet wide, lying 10.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence North 56 DEG.-08'-37" East 105.00 feet.

Together with a strip of land 20.00 feet wide, lying 10.00 feet on each side of the following described centerline:

Commencing at the above mentioned Point "B";
thence South 56 DEG.-08'-37" West 120.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "B";
thence North 0 DEG.-42'-33" West 125.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "C";
thence North 29 DEG.-17'-27" East 195.00 feet.

Together with a strip of land 20.00 feet wide, lying 10.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "C";
thence South 78 DEG.-42'-33" East 225.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "C";
thence South 6 DEG.-42'-33" East 180.00 feet.

                 EASEMENT FOR SECTION 5, T 11 N, R 14 W, S.B.M.

That portion of Section 5, Township 11 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Southeast corner of said Section 5; as shown on Record of Survey map filed in Book 13, Pages 59 and 60, of Surveys, in the Office of the County Recorder of said County; thence North 0 DEG.-31'-46" East along the Easterly line of said
Section 5, a distance of 823.00 feet, to the True Point of Beginning;

thence South 23 DEG.-17'-27" West 874.77 feet, more or less, to a point on the Southerly line of said Section 5, said point bears North 89 DEG.-48'-57" West 346.19 feet from said 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Southeast corner of said Section 5, as shown on said Record of Survey map.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Easterly and Southerly lines of said Section 5.

                 EASEMENT FOR SECTION 8, T 11 N, R 14 W, S.B.M.

That portion of Section 8, Township 11 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 2263 for, and accepted as, the Northeast corner of said Section 8, as shown on Record of Survey map filed in Book 13, Pages 59 and 60, of Surveys, in the Office of the County Recorder of said County; thence North 89 DEG.-48'-57" West along the Northerly line of said Section 8, a distance of 346.19 feet, to the True Point of Beginning;

thence South 23 DEG.-17'-27" West 9.07 feet to a point hereafter referred to as Point "A";
thence South 53 DEG.-17'-26" West 1206.79 feet, more or less, to a point on the Easterly line of the Southeast 1/4 of the West 1/2 of the East 1/2 of the North 1/2 of the North 1/2 of said Section 8, said point bears South
0 DEG.-10'-41" East 73.04 feet from the Northeast corner of the above described Portion of said Section 8, as shown on said Record of Survey map.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Easterly line of said Portion.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence South 71 DEG.-42'-34" East 195.00 feet.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline;
Commencing at the above mentioned Point "A";
thence South 31 DEG.-42'-34" East 155.00 feet.

                 EASEMENT FOR SECTION 8, T 11 N, R 14 W, S.B.M.

That portion of the Southeast 1/4 of the West 1/2 of the East 1/2 of the North 1/2 of the North 1/2 of said Section 8, Township 11 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at the Northeast corner of said Portion of said Section 8, as shown on Record of Survey map filed in Book 13, Pages 59 and 60, of Surveys, in the Office of the County Recorder of said County;
thence South 0 DEG.-10'-41" East along the Easterly line of said Portion, a distance of 73.04 feet, to the True Point of Beginning;

thence South 53 DEG.-17'-26" West 728.25 feet, more or less, to a point which is 75.00 feet, measured at right angles, from the Westerly line of said Portion, said point hereafter referred to as Point "A";
thence South 0 DEG.-09'-26" East parallel to said Westerly line, a distance of 149.78 feet, more or less, to a point on the Southerly line of said Portion, said point bears South 09 DEG.-50'-15" East 75.00 feet from a 2 inch iron pipe tagged L.S. 4167 "ZOND 11" for, and accepted as, the Southwest corner of said Portion of said Section 8, as shown on said Record of Survey map.

The sidelines of said 150.00 feet wide strip shall be prolonged or shortened so as to terminate at the Easterly and Southerly lines of said Portion.

Together with a strip of land 10.00 feet wide, lying 5.00 feet on each side of the following described centerline:
Commencing at the above mentioned Point "A";
thence North 0 DEG.-19'-30" East 130.00 feet.

EXCEPT THAT PORTION lying within the Northeast quarter of the Northwest quarter of the Northeast quarter of Section 8, Township 11 North, Range 14 West, San Bernardino Meridian, in the unincorporated area of the County of Kern, State of California, according to the official plat thereof.

                 EASEMENT FOR SECTION 8, T 11 N, R 14 W, S.B.M.

That portion of Section 8, Township 11 North, Range 14 West, San Bernardino Meridian, in the County of Kern, in the State of California, described as follows:

Being a strip of land 150.00 feet wide, lying 75.00 feet on each side of the following described centerline:
Commencing at a 2 inch iron pipe tagged L.S. 4167 "ZOND 11" for, and accepted as, the Northwest corner of the East 1/2 of the West 1/2 of the East 1/2 of the South 1/2 of the North 1/2 of said Section 8, as shown on Record of Survey map filed in Book 13, Pages 59 and 60, of Surveys, in the Office of the County Recorder of said County; thence South 09 DEG.-50'-15" East along the
Northerly line of the above described Portion of said Section 8, a distance of
75.00 feet, to the True Point of Beginning;

thence South 0 DEG.-09'-26" East parallel to the Westerly line of said
Portion, a distance of 1239.07 feet, more or less, to a point on the Northerly line of Tehachapi-Willow Springs Road, as shown on Map No. 6-1a 2515 (Proposed County Road No. 2515), filed in the Office of the County Surveyor of said County, said point bears North 42 DEG.-52'-28" East 109.91 feet, more or less, from a 2 inch iron pipe tagged L.S. 4167 "ZOND 10" for, and accepted as, the Southwest corner of said Portion of said Section 8, as shown on said Record of Survey map.

The sidelines of said strip shall be prolonged or shortened so as to terminate at the Northerly line of said Portion and the Northerly line of said County Road.

                         TRANSMISSION LINE EASEMENT AREA

Said easement, except as indicated in the final paragraph of this description, is 90 feet in width between parallel lines and prolongations thereof which are 45 feet on each side of the following described centerline and has a net length of 770.87 feet, more or less, measured along said centerline:

Commencing at the Southeast corner of Section 18, Township 11 North, Range 13 West, San Bernardino Meridian;

thence northerly along the easterly boundary of said Section 18, North 0 DEG.04'58" East, a distance of 100.31 feet, more or less;

thence South 89 DEG.50'39" West, a distance of 100.00 feet, more or less, to the true point of beginning, otherwise described as location for Sagebrush Transmission Line, Structure No. 9;

thence North 85 DEG.59'46" West, a distance of 110.29 feet, more or less, to a point of intersection with a line bearing South 89 DEG.50'39" West;

thence along last mentioned line a distance of 190.00 feet, more or less, to a point of intersection with a line bearing South 85 DEG.12'45" West;

thence along last mentioned line a distance of 470.58 feet, more or less, to a point on the planned for northerly right-of-way for Oak Creek Road (Kern County Road No. 648) (Said right-of-way line being 55.00 feet northerly of the established centerline of Kern County Road No. 648);

Excepting therefrom, that portion of the foregoing which is subject to those two certain leases of real property described as follows: (1) that certain lease dated December 1, 1989 and recorded December 28, 1989 in Book 6330, Page 290 in the Official Records of Kern County, California, and (2) that certain lease dated December 1, 1989 and recorded December 28, 1989 in Book 6330, Page 325 in the Official Records of Kern County, California.

                           TRANSMISSION LINE EASEMENT


                      [Map of Transmission Line Easement]


                          EXHIBIT IS NOT DRAWN TO SCALE

                         SAGEBRUSH INTERCONNECT FACILITY

Beginning at the Southeast corner of Section 18, Township 11 North, Range 13 West, San Bernardino Meridian;

thence northerly along the easterly line of said Section 18, North
0 DEG.04'58" East, a distance of 15.31 feet to a point on the centerline of Oak Creek Road (Kern County Road No. 648);

thence westerly along said centerline of County Road No. 648, South 89 DEG.50'39" West, a distance of 195.00 feet;

thence northerly perpendicular to the centerline of County Road No. 648, a distance of 55.00 feet to the true point of beginning;

thence continuing along said northerly line a distance of 115.00 feet;

thence westerly along a line parallel to the centerline of County Road No. 648, a distance of 130.00 feet;

thence southerly along a line perpendicular to the centerline of County Road No. 648, a distance of 115.00 feet;

thence easterly along a line parallel to the centerline of County Road No. 648, a distance of 130.00 feet to the true point of beginning;

said easement containing 14,950 square feet, more or less.

                                   EASEMENT #1

                             SAGEBRUSH INTERCONNECT
                                    FACILITY


             [Map of Easement #1: Sagebrush Interconnect Facility]

                                                                       EXHIBIT B

                               SCHEDULE OF GENERAL
                             PARTNERS IN SAGEBRUSH,
                            NAMEPLATE RATED CAPACITY,
                       CO-TENANTS CAPACITY, INTERCONNECTED
                        CAPACITY, AND OWNERSHIP INTEREST

                                                                                                   Co-Tenant's
                                                                                                    Ownership
                       General Partner                                                               Interest
                       in Sagebrush to         Project                                             (Co-Tenants
                        be acquired by     Nameplate Rated     Co-Tenant's      Interconnected    Capacity/Full
     Co-Tenant            Co-Tenant         Capacity (MWs)    Capacity (MWs)    Capacity (MWs)      Capacity)
------------------   -------------------   ---------------   ---------------   ---------------   ---------------
   SR Partnership    S/P Fifteen, Inc.               77.00            312.00            84.700             78.00%
   VG Partnership    S/P Sixteen, Inc.               22.05            24.255            24.255              6.06%
        85-A         S/P Seventeen, Inc.             14.40            15.840            15.840              3.96%
        85-B         S/P Eighteen, Inc.              21.60            23.760            23.760              5.94%
         H&S         S/P Nineteen, Inc.               1.80             1.980             1.980              0.50%
        Zond         S/P Twenty, Inc.                20.15            22.165            22.165              5.54%

                                                                       EXHIBIT C

Recording Requested by and
When Recorded Mail to:

Morrison & Foerster
333 South Grand Avenue
38th Floor
Los Angeles, California  90071
Attn:  Edward W. Zaelke, Esq.


--------------------------------------------------------------------------------
                      (Space above line for Recorder's use)

                  ASSIGNMENT OF GRANT OF EASEMENT AND AGREEMENT

                This Assignment of Grant of Easement and Agreement is made as of the ______ day of ______________, 1990 by SKY RIVER PARTNERSHIP, a California general partnership ("Assignor") to and among SKY RIVER PARTNERSHIP, a California general partnership ("SR Partnership"), as to an undivided seventy-eight percent (78.00%) interest; ZOND SYSTEMS, INC., a California corporation ("Zond"), as to an undivided five and fifty-four one-hundredths percent (5.54%) interest; HELZEL and SCHWARZHOFF, a California general partnership ("H&S"), as to an undivided fifty one-hundredths percent (0.50%) interest; VICTORY GARDEN PHASE IV PARTNERSHIP, a California general partnership ("VG Partnership"), as to an undivided six and six one-hundredths percent (6.06%) interest; ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership ("85-A"), as to an undivided three and ninety-six one-hundredths percent (3.96%) interest; and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B ("85-B"), a California limited partnership, as to an undivided five and ninety-four one-hundredths percent (5.94%) interest, as tenants in common (individually and collectively, "Assignee"), with reference to the following facts:

                A. On October 11, 1990, Zond Sky River Development Corporation ("Development") executed that certain Grant of Easement and Agreement between Zond, as Grantor, and Development, as Grantee (the "Zond Agreement"), a Memorandum of which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55794; on October 11, 1990 Assignor executed that certain Assignment of Grant of Easement and Agreement between Development, as Grantor, and Assignor, as Grantee (the "Zond Assignment"), which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55795; on November 20, 1990, Development executed that certain Grant of Easement and Agreement between Wind Stream Properties, a California general partnership, as Grantor, and Development, as Grantee (the "WSP Agreement"), a Memorandum of which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No. 74635; on October 11, 1990 Assignor executed that certain Assignment of Grant of Easement and Agreement between Development, as Grantor, and Assignor, as Grantee (the "WSP Assignment"), which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No. 74636; on November 20, 1990, Development executed that certain Grant of Easement and Agreement between Wind Stream Partnership 1983, a California general partnership, as Grantor, and Development, as Grantee (the "WS Partnership Agreement"), a Memorandum of which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No 74637; on October 11, 1990 Assignor executed that certain Assignment of Grant of Easement and Agreement between Development, as Grantor, and Assignor, as Grantee (the "WS Partnership Assignment"), which was recorded in the Official Records of Kern County on December 3, 1990 as Instrument No. 74638; on October 12, 1990, Development executed that certain Grant of Easement and Agreement between Joshua Tree Land Corporation, a California corporation, as Grantor, and Development, as Grantee (the "Joshua Agreement"), a Memorandum of which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55335; on October 11, 1990 Assignor executed that certain Assignment of Grant of Easement and Agreement between Development, as Grantor, and Assignor, as Grantee (the "Joshua Assignment"), which was recorded in the Official Records of Kern County on October 19, 1990 as Instrument No. 55336. The Zond Agreement, the WSP

Agreement, the WS Partnership Agreement and the Joshua Agreement are collectively referred to herein as the "Agreements." The Zond Assignment, the WSP Assignment, the WS Partnership Assignment and the Joshua Assignment are collectively referred to herein as the "Assignments." Pursuant to the Agreements, the Grantors therein granted Development certain Transmission Line and Interconnect Facilities Easements (as defined in the Agreements) for the purpose of construction, installation, maintenance, alteration, repair, use, removal of, and access to certain transmission lines and interconnect facilities to be built in connection with a wind turbine energy facility to be constructed and operated by Assignor in the Tehachapi Mountains area of Kern County. Pursuant to the Assignments, Development granted and assigned all of its right, title and interest in the Transmission Line and Interconnect Facilities Easements and the Agreements to Assignor.

                Assignor desires to transfer to Assignee and Assignee desires to acquire from Assignor all of Assignor's right, title and interest in, to and under (i) the Zond Agreement to the extent that the Transmission Line Easement and Interconnect Facilities Easement described therein are located on the property as described in Exhibit A attached hereto, (ii) the WSP Agreement,
(iii) the WS Partnership Agreement, and (iv) the Joshua Agreement, and the easements and rights set forth therein.

                NOW, THEREFORE, in consideration of Zond, H&S, VT Partnership, 85-A and 85-B's agreeing to a change in the point of interconnection of their existing wind energy projects and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, ASSIGN, TRANSFER, CONVEY, SET OVER AND DELIVER unto Assignee all right, title and interest of Assignor as Grantee in, to and under (i) the Zond Agreement to the extent that the Transmission Line Easement and Interconnect Facilities Easement described therein are located on the property as described in Exhibit A attached hereto, (ii) the WSP Agreement, (iii) the WS Partnership Agreement, and (iv) the Joshua Agreement, and the easements and rights set forth therein (collectively, the "Transferred Interests").

                This Assignment is made and accepted expressly subject to the following terms and conditions:

                1. By accepting this Assignment and by its execution, each Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Agreements therein required to be performed on the part of the Grantee; provided, however, that as to each individual Assignee other than SR Partnership, such obligation is limited in cost to the same percentage as its percentage interest as a tenant in common (the "Assignee Costs"). SR Partnership hereby agrees to indemnify and hold each other Assignee and its successors and assigns (each an "Indemnified Party") harmless from its Assignee Costs, except for those Assignee Costs which arise as a result of the Indemnified Party's gross negligence or willful misconduct, provided, however that such indemnification shall not cover any consequential damages, including, without limitation, lost revenues or profits. Any Indemnified Party shall, as soon as possible after the receipt by it of notice of the actual or threatened commencement of any action in respect to which indemnity may be sought on account of the indemnity agreement contained herein, notify SR Partnership thereof. If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnified Party, SR Partnership will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by SR Partnership (which counsel shall be reasonably satisfactory to the Indemnified Party). Each Indemnified Party shall cooperate as reasonably requested by SR Partnership in the defense of any such action. No Indemnified Party shall compromise or settle any action for which indemnification is or may be sought without the prior written consent of SR Partnership, which consent shall not be unreasonably withheld.

                2. Each Assignee, to the extent of its percentage interest as a tenant in common, hereby agrees to indemnify and hold Assignor and its successors and assigns forever harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) resulting to Assignor as a result of Assignee's failure to perform, on or after the date hereof, any term, covenant or condition of the Agreements required on the part of Grantee therein, unless such failure to perform is a result of SR Partnership's failure to perform its indemnity obligations under Section 1 herein or pursuant to the terms of the Agreement Among Co-Tenants (as defined below). Assignor hereby agrees to indemnify and hold each Assignee and its successors and assigns forever harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) resulting to Assignee as a result of Assignor's failure to perform, prior to the date hereof, any term, covenant or condition of the Agreements required on the part of Grantee therein.

                3. Assignor hereby represents and warrants to Assignee that, as of the date hereof, Assignor has previously delivered to Assignee a copy of each of the Agreements and the Assignments and that such copy is a true, correct and complete copy of each of the Agreements and the Assignments which is in full force and effect without modification or amendment of any kind and, to Assignor's knowledge, with no default existing thereunder.

                4. Each of the Agreements, and any successor to any such Agreement, individually and collectively, shall be subject to the terms of that certain Agreement Among Co-Tenants dated as of December 13, 1990 by and among SR Partnership, Zond, H&S, VG Partnership, 85-A and 85-B (the "Agreement Among Co-Tenants").

                5. The Assignees hereto own the Transferred Interests as tenants-in-common. Each Assignee does not intend to establish, and this Assignment should not be construed as establishing, any sort of partnership or joint venture status between the individual Assignees. The duties, obligations and liabilities of the Assignees are intended to be several, and not joint or collective obligations and liabilities. No individual Assignee shall be under the control of or deemed to control any other Assignee by virtue of this Assignment.

                6. For the mutual benefit and protection of all parties, each Co-Tenant hereby specifically waives and releases to the extent permitted by law any and all right to bring any action for partition of the Transferred Interests or any part thereof.

                IN WITNESS WHEREOF, the Assignor and Assignee have executed this Assignment as of the date first written above.

                                        ASSIGNOR:

                                        SKY RIVER PARTNERSHIP, a
                                        California general partnership

                                        By:    ZOND SKY RIVER
                                        DEVELOPMENT CORPORATION,
                                        a California corporation,
                                        General Partner


                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        By:    ESI SKY RIVER LIMITED
                                               PARTNERSHIP, a Delaware limited
                                               partnership, General Partner

                                               By:   ESI SKY RIVER, INC.,
                                                     a Florida corporation,
                                                     General Partner

                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------

                                        ASSIGNEE:

                                        SKY RIVER PARTNERSHIP,
                                        a California general partnership

                                        By:    ZOND SKY RIVER
                                               DEVELOPMENT CORPORATION,
                                               a California corporation,
                                               General Partner

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        By:    ESI SKY RIVER LIMITED
                                               PARTNERSHIP, a Delaware
                                               limited partnership,
                                               General Partner

                                               By:   ESI SKY RIVER, INC.,
                                                     a Florida corporation,
                                                     General Partner

                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------

                                        ZOND SYSTEMS, INC.,
                                        a California corporation

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        HELZEL AND SCHWARZHOFF,
                                        a California general partnership

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        VICTORY GARDEN PHASE IV
                                        PARTNERSHIP,
                                        a California general partnership

                                        By:    Zond Victory Garden Phase IV
                                               Development Corporation,
                                               a California corporation
                                               Its General Partner

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        By:    ESI VG Limited Partnership,
                                               a Delaware limited partnership
                                               Its General Partner

                                               By:   ESI Victory, Inc.,
                                                     a Florida corporation

                                                     By:
                                                        ------------------------
                                                     Its:
                                                         -----------------------

                                        ZOND WINDSYSTEM PARTNERS, LTD.
                                        SERIES 85-A,
                                        a California limited partnership

                                        By:    Zond Windsystems Management
                                               Corporation III, a California
                                               corporation
                                               Its General Partner

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                                        ZOND WINDSYSTEM PARTNERS, LTD.
                                        SERIES 85-B,
                                        a California limited partnership

                                        By:    Zond Windsystems Management
                                               Corporation IV, a California
                                               corporation
                                               Its General Partner

                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

STATE OF ____________   )
                        )  ss.
COUNTY OF ___________   )

        On this _______________, 1990, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the ____________________________ of ZOND SKY RIVER DEVELOPMENT CORPORATION, a California corporation, the corporation that executed the within instrument as general partner of SKY RIVER PARTNERSHIP, a California general partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors as the general partner of such partnership and that such partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF ____________   )
                        )  ss.
COUNTY OF ___________   )

        On this _______________, 1990, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the _______________________ of ESI SKY RIVER, INC., a Florida corporation, the corporation that executed the within instrument as the sole general partner of ESI SKY RIVER LIMITED PARTNERSHIP, a Delaware limited partnership, the limited partnership that executed the within instrument as general partner of SKY RIVER PARTNERSHIP, the partnership that executed the within instrument, and acknowledge to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of the board of directors as the sole general partner of such limited partnership and that such limited partnership executed the same as general partner of such partnership and that such partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF __________    )

        On this _________ day of ______________________, 1990, before me, a
Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the ____________ of ZOND SYSTEMS, INC., a California corporation, the officer executing the within instrument, and executed the within instrument on behalf of said limited partnership and acknowledged to me that such limited partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF __________    )

        On this _________ day of ______________________, 1990, before me, a
Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a general partner of HELZEL AND SCHWARZHOFF, a California general partnership, the general partnership executing the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF __________    )

        On this _________ day of ______________________, 1990, before me, a
Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the _____________________ of ZOND VICTORY GARDEN DEVELOPMENT CORPORATION, a California corporation, the corporation that executed the within instrument as general partner of VICTORY GARDEN PHASE IV PARTNERSHIP, a California general partnership, the general partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors as the general partner of such partnership and that such partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF _____________  )
                        )  ss.
COUNTY OF ____________  )

        On this _______________ ,1990, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the _____________________ of ESI VICTORY, INC., a Florida corporation, the corporation that executed the within instrument as the sole general partner of ESI VG LIMITED PARTNERSHIP, a Delaware limited partnership, the limited partnership that executed the within instrument as general partner of VICTORY GARDEN PHASE IV PARTNERSHIP, the partnership that executed the within instrument, and acknowledge to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of the board of directors as the sole general partner of such limited partnership and that such limited partnership executed the same as general partner of such partnership and that such partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF ___________   )

        On this _______________ day of __________________,1990, before me, a
Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the _____________________ of ZOND WINDSYSTEMS MANAGEMENT CORPORATION III, a California corporation, the corporation that executed the within instrument as the general partner of ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership, the limited partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors as the general partner of such limited partnership and that such limited partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF ___________   )

        On this _______________ day of __________________,1990, before me, a
Notary Public in and for said State, duly commissioned and sworn, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the _____________________ of ZOND WINDSYSTEMS MANAGEMENT CORPORATION IV, a California corporation, that executed the within instrument as the general partner of ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California limited partnership, the limited partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors as the general partner of such limited partnership and that such limited partnership executed the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                              -----------------------------
                                                      Notary Public

                                                                       EXHIBIT D

                              WARRANTY BILL OF SALE

                For good and valuable consideration, the receipt of which is hereby acknowledged, ZOND SKY RIVER DEVELOPMENT CORPORATION, a California corporation ("Seller"), in (1) its individual capacity as holder of an undivided one hundred percent (100%) interest in the following personal property and (2) on behalf of Zond Systems, Inc., the contractor for the construction of a 230 kv overhead power transmission line, electric power substations and related equipment, does hereby sell, transfer, and convey to: (i) VICTORY GARDEN PHASE IV PARTNERSHIP, a California general partnership, a six and six one-hundredths percent (6.06%) undivided interest in, (ii) SKY RIVER PARTNERSHIP, a California general partnership, a seventy-eight percent (78.00%) undivided interest in,
(iii) ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership, a three and ninety-six one-hundredths percent (3.96%) interest in,
(iv) ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California limited partnership, a five and ninety-four one-hundredths percent (5.94%) undivided interest in, (v) ZOND SYSTEMS, INC., a California corporation, a five and fifty-four one-hundredths percent (5.54%) undivided interest in, and (vi) HELZEL and SCHWARZHOFF, a California general partnership, a fifty one-hundredths percent (0.50%) undivided interest in (collectively, "Buyers"), all personal property ("Personal Property") owned by Seller used in connection with (a) that certain substation commonly known at the Tehachapi Substation, (b) that certain 230 kv overhead transmission line running from the Tehachapi Substation to the northern terminus of that certain 230 kv overhead transmission line commonly known as the Sagebrush Transmission Line, and (c) that certain interconnect facility commonly known as the Sagebrush Interconnect Facility, all of which are more fully described in Schedule 1 attached hereto and are to be located on property in Kern County, California, which is to be owned by Buyers as tenants in common, pursuant to that certain Assignment of Grant of Easement and Agreement executed of even date herewith.

                Seller hereby transfers, conveys and assigns to Buyers all of Seller's right, title and interest in and to any and all warranties, guaranties, licenses,

Certificate of Occupancy, governmental approvals and other intangible interests relating to or affecting the Personal Property.

                Seller does hereby covenant with Buyers that Seller is the lawful owner of such Personal Property free and clear of all liens, encumbrances and security interests (except purchase money security interests which Seller has informed Buyer of in writing), and that Seller has good right to sell the same as aforesaid and will forever warrant and defend the title thereto unto Buyers, their successors and assigns against the claims and demands of all persons whomsoever.

                SR Partnership, by its signature below, hereby joins with Seller in transferring title to the Personal Property herein described, to the extent that title to any of such personal Property is deemed to have previously vested in SR Partnership.

                DATED this ____ day of _________, 1990.

                                 Seller:  ZOND SKY RIVER DEVELOPMENT
                                          CORPORATION,
                                          a California corporation

                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

Consent. Each of the undersigned holders of undivided interests in the foregoing property, does hereby consent to the conveyance by Seller of such portion of Seller's interest therein as set forth above to such Buyer.

                                 VICTORY GARDEN PHASE IV PARTNERSHIP
                                 a California general partnership

                                 By:      Zond Victory Garden Phase IV
                                          Development Corporation, a California
                                          corporation
                                          Its General Partner

                                          By:
                                               ---------------------------------

                                          Its:
                                               ---------------------------------

                                 By: ESI VG Limited Partnership, a Delaware limited partnership
                                          Its General Partner

                                          By:  ESI Victory, Inc.,
                                               a Florida corporation
                                               Its General Partner

                                               By:
                                                    ----------------------------
                                               Its:
                                                    ----------------------------

                                 SKY RIVER PARTNERSHIP
                                 a California general partnership

                                 By:      Zond Sky River Development
                                          Corporation, a California
                                          corporation
                                          Its General Partner

                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                 By:      ESI Sky River Limited Partnership,
                                          a Delaware limited partnership
                                          Its General Partner

                                          By:  ESI Sky River, Inc.,
                                               a Florida corporation
                                               Its General Partner

                                               By:
                                                    ----------------------------
                                               Its:
                                                    ----------------------------

                                 ZOND WINDSYSTEM PARTNERS, LTD. SERIES 1985-A, a California limited partnership

                                 By:
                                      ------------------------------------------
                                 Its:
                                      ------------------------------------------

                                 ZOND WINDSYSTEM PARTNERS, LTD. SERIES 1985-B, a California limited partnership

                                 By:
                                      ------------------------------------------
                                 Its:
                                      ------------------------------------------

                                 ZOND SYSTEMS, INC.,
                                 a California corporation

                                 By:
                                      ------------------------------------------
                                 Its:
                                      ------------------------------------------

                                 HELZEL AND SCHWARZHOFF
                                 a California general partnership

                                 By:
                                      ------------------------------------------
                                 Its:
                                      ------------------------------------------

                                   SCHEDULE 1

                The Power Transfer System is comprised of the following components, each of which component includes the equipment set forth below and various related facilities and equipment:

I.      SKY RIVER SUBSTATION

        A.      Steel Structures

                1.      One (1) lot galvanized steel structure.

        B.      Low Voltage Switches and Fuse Disconnects

                1. Eighteen (18) 38KV, 1200 amp, 61 KA momentary current, 200 KV BIL, extra creep or next higher voltage standard rated insulators, aluminum construction, 3 pole, wormgear, manual, group operated, vertical break disconnect switches.

                2. Four (4) 38 KV, 100A, 20 KA momentary asymmetrical, single pole, 200 KV BIL, extra creep or next higher voltage standard rated insulators, hook stick operated, power fuse disconnect switches.

        C.      Circuit Protective Devices

                1. Two (2) 242 KV, 1200A, outdoor, SF6 gas puffer circuit switcher 20 KA maximum symmetrical interrupting current, 60HZ, 6 cycle interrupting time, with a vertical break disconnect manual drive operating mechanism.

                2. Nine (9) 38 KV, 1200A, outdoor, deadtank, vacuum circuit breakers having a 38 KV maximum voltage; 150 KV BIL phase-to-ground, 20 KA maximum symmetrical interrupting current, 60HZ, 3 cycle interrupting time, spring operating mechanism. Breaker includes 6-1200:5 C400 multi ratio relay accuracy bushing current transformers.

                3. Steel reinforced foundations for the Circuit Protective Devices.

                4. One (1) lot of aluminum bus, suitable connectors, clamps, etc. for connecting the Protective Devices.

        D.      Power Transformers

                1. Two (2) stepup transformers rated 27/36/45 MVA, (65 degree C), OA/FA/FOA, 34000-230,000 volts, 3 phase, 60hz., 650 KV BIL, wye connected on high voltage and Delta connected on low voltage.

                2. Steel reinforced concrete foundations for the power transformers.

                3. One (1) lot of aluminum buswork, insulators, terminals, etc.

        E.      Capacitor Bank

                1. Two (2) outdoor open stack rack equipment rated 10.8 MVAR, 34.5 K volts, 200 KV BIL, ungrounded wye connected, 60Hz. three (3) phase. Each equipment consists of thirty-six (36) units in total arranged in one (1) series sections per phase with six (6) units in parallel per section. There will be one (1) stack with two (2) 18 unit racks per stack. The individual single-phase dielektrol III film/foil capacitor units are rated 300 KVAR, 19920 volts, 150 KV BIL, with one
                        (1) bushing.

                2.      One (1) set of 23 KV stacking insulators, one (1) set of
                        34.5 KV base insulators.

                3.      Steel reinforced foundations for the Capacitor Banks.

                4. One (1) lot of aluminum bus, suitable connectors, clamps, etc. for connecting the Capacitor Bank.

        F.      Potential/Current Transformers/Surge Arrestors

                1. One (1) 34500/19920 Volt single phase power transformer rated 34.5/19.92 KV, 200 KV, 200 KV BIL, 50 KVA power rating, primary 19.92 KV line to ground, 240/120 volt secondary for station service, metering winding.

                2. Three (3) 172 KV station class metal oxide surge arresters on the lineside of each deadend structure.

                3. Three (3) 172 KV station class metal oxide surge arresters on the primary of each power transformer.

                4. Three (3) 22 KV station class metal oxide surge arresters on the secondary of each power transformer.

                5. Three (3) 22 KV station class metal oxide surge arresters on the main 38 KV operating bus.

                6. Three (3) 22 KV distribution class surge arresters on each of four (4) feeders.

                7. One (1) lot of buswork, insulators, terminals, etc., to connect the equipment.

        G.      Bus and Fittings

                1. One (1) lot of schedule 40, seamless tubular aluminum bus and bare ACSR cable jumpers sized.

                2. One (1) lot of 230 KV, 900 KV BIL station post insulators for HV switches and bus support, light grey in color.

                3.      One (1) lot of aluminum bus fittings.

                4. One (1) lot of 38 KV, 200 KV BIL station post extra creep or next higher voltage standard rated insulators for the LV bus support.

        H.      Ground Grid

                1.      One lot of ground rods, copper cable, connectors, etc.

                2.      One lot of grounding platforms.

        I.      Control House

                1. One control house to house the relaying, switchgear and batteries.

                2.      Steel reinforced foundation for the control house.

                3.      One (1) lot of heating equipment.

                4. One (1) lot of fluorescent lighting and 120 volt electrical receptacles for the control house.

                5.      Exhaust fan with fan timer.

                6.      Two (2) emergency lights.

                7.      Four (4) exterior lights.

                8.      Smoke detector.

                9.      Emergency eye wash station.

                10. Conduit and/or cable tray, supported as required for substation interface control and monitoring cable.

                11.     One(1) lot of panic type hardware for each door.

                12.     One (1) fire extinguisher.

                13.     AC and DC panel boards.

        J.      Relay Panels

                1.      1 - 242 KV Line Relay Panel

                2.      2 - High Voltage/Transformer Relay Panels

                3.      2 - 34.5 KV Main Relay Panels

                4.      1 - 34.5 KV Tie Relay Panel

                5.      4 - 34.5 KV Feeder Breaker Relay Panels

                6.      2 - 34.5 KV Capacitor Relay Panel

                7.      Grounding Transformer Relaying

        K.      Station Battery Equipment

                1. One 60 cell 125 volt D.C., 100 Ampere hour at 8H rate, lead calcium type storage battery for the connected D.C. loads.

                2.      A two tier rack for the batteries.

                3. One automatic self regulating battery charger with output of 130 volts, 25 amperes DC.

        L.      Control Cable Conduit and Cabletrench

                1.      One (1) lot of type 600 volt control cable.

                2. One (1) lot of conduit for the wires and cables required to interconnect the substation equipment to the cabletrench and equipment in the control house.

                3. One lot of Trenwa Trench, 30" and 20" inside width by 15-1/4" inside depth.

                4. One (1) interface between the trench and the control house cable tray.

        M.      Outdoor Lighting

                1.      Twelve (12) high pressure sodium vapor fixtures.

                2. One (1) photo cell and lighting contractor for control of the outdoor lights.

        N.      Lightning Protection

                1.      One (1) lightning protection system.

        O.      Substation Fence

                1.      Approximately 920 ft. of 7' chain link fence.

                2.      One (1) lot of grounding materials for fence and gates.

II.     SKY RIVER TRANSMISSION LINE

        A.      18 miles of 230 KV transmission line.

        B.      ___ tubular steel monopoles.

        C.      ___"H" structures.

        D.      795 Kemil "Drake" conductors.

        E.      ___horizontal vee string insulator assemblies.

III.    TEHACHAPI SUBSTATION

        A.      Steel Structures

                1.      One (1) lot galvanized steel structures.

                2.      Foundations to support the steel structures.

        B.      High Voltage Switches

                1. Nine (9) 242 KV, 2000 Amp, 100 KA momentary current, 900 KV BIL, aluminum construction with extra creep or next higher voltage standard rated insulators, 3 pole, wormgear, manual, group operated, vertical break disconnect switches.

                2. Two (2) 242 KV, 1200 Amp, 61 KA momentary current, 900 KV BIL, aluminum construction with extra creep or next higher voltage standard rated insulators, 3 pole, wormgear, manual, group operated, vertical break disconnect switches.

        C.      Low Voltage Switches and Fuse Disconnects

                1. Fourteen (14) 72.5 KV, 1200 Amp, 61 KA momentary current, 350 KV BIL, aluminum construction with high creep or next higher voltage standard rated insulators, 3 pole, wormgear, manual, group operated, vertical break disconnect switches.

                2. Four (4) 72.5 KV, 100A, 20 KA momentary asymmetrical, single pole, 350 KV BIL, hook stick operated, power fuse disconnect switches.

        D.      Circuit Protective Devices

                1. Four (4) 242 KV, 2000A, outdoor, deadtank, SF6 gas puffer circuit breakers 40 KA maximum symmetrical interrupting current, 60 HZ, 3 cycle interrupting time, hydraulic spring drive operating mechanism. Breaker includes 12-2000:5 C800 multi-ratio relay accuracy bushing current transformers.

                2. Seven (7) 72.5 KV, 1200A, outdoor, deadtank, SF6 gas puffer circuit breakers having a 72.5 KV maximum voltage; 350 KV BIL, 20 KA maximum symmetrical interrupting current, 60HZ, 3 cycle interrupting time, spring operating mechanism. Breaker includes 6-1200:5 C400 multi-ratio relay accuracy bushing current transformers.

                3. Steel reinforced foundations for the Circuit Protective Devices.

                4. One (1) lot of aluminum bus, suitable connectors, clamps, etc.

        E.      Power Transformers

                1. Two (2) stepup transformers rated 27/36/45 MVA, (65 degree C), OA/FA/FOA, 67000-230,000 volts, 3 phase, 60 hz., 650 KV BIL, wye connected on high voltage 200 KV BIL, Delta.

                2. Steel reinforced concrete foundations for the power transformers.

                3.      One lot of aluminum buswork, insulators, terminals, etc.

        F.      Capacitor Bank

                1. One (1) outdoor open stack rack equipment rated 28.8 MVAR, 69, KV, 350 KV BIL, ungrounded wye connected, 60 Hz. three (3) phase. Each equipment will consist of ninety-six (96) units in total arranged in two (2) series sections per phase with eight (8) units in parallel per section.

                2. Four (4) sets of 46 KV stacking insulators, two (2) sets of 69 KV base insulators and two (2) 8 foot aluminum substructure.

                3.      Steel reinforced foundations for the Capacitor Bank.

                4. One (1) lot of aluminum bus, suitable connectors, clamps, etc.

        G.      Potential/Current Transformers/Surge Arrestors

                1. One (1) 69 KV, single phase oil filled power potential transformer rated 69 KV, 350 KV BIL, 50 KVA power rating, primary 40.25 KV line to ground, 250/125 volt secondary for station service, meter winding rated 69/115 V secondary for metering.

                2.      Six (6) 23 KV Capacitor Coupled Voltage Transformers
                        (CCVT).

                3. Six (6) 172 KV station class metal oxide surge arrestors.

                4. Three (3) 172 KV station class metal oxide surge arrestors.

                5. Three (3) 54 KV station class metal oxide surge arrestors.

                6.      One (1) lot of buswork, insulators, terminals, etc.

        H.      Bus and Fittings

                1. One (1) lot of schedule 40, seamless tubular aluminum bus and bare ACSR cable jumpers sized as required for the substation.

                2. One (1) lot of 230 KV, 900 KV BIL with extra creep or next higher voltage standard rated insulators for bus support.

                3.      One (1) lot of aluminum bus fittings.

                4. One (1) lot of 72.5 KV, 350 KV BIL with extra creep or next higher voltage standard rated insulators for the LV bus support.

        I.      Ground Grid

                1. One (1) lot of ground rods, copper cable, connectors, etc.

                2.      One (1) lot of grounding platforms.

        J.      Control House

                1.      One (1) control house.

                2.      Steel reinforced foundation for the control house.

                3.      One (1) lot of heating equipment.

                4. One (1) lot of fluorescent lighting and 120 volt electrical receptacles for the control house.

                5.      Exhaust fan with fan timer.

                6.      Two (2) emergency lights.

                7.      Four (4) exterior lights.

                8.      Smoke detector.

                9.      Emergency eye wash station.

                10. Conduit and/or cable tray, supported as required for substation interface control and monitoring cable.

                11.     One (1) lot of panic type hardware for each door.

                12.     One (1) fire extinguisher.

                13.     AC and DC panel boards.

        K.      Relay Panels

                1.      2 - 242 KV Line Relay Panels.

                2.      2 - High Voltage/Transformer Relay Panels.

                3.      2 - 72.5 KV Main Relay Panels.

                4.      1 - 72.5 KV Tie Relay Panel.

                5.      3 - 72.5 KV Feeder Breaker Relay Panels.

                6.      1 - 72.5 KV Capacitor Relay Panel.

                7.      Grounding Transformer Relays.

        L.      Station Battery Equipment

                1. One 60 cell 125 volt D.C., 100 Ampere hour at 8H rate, lead calcium type storage battery.

                2.      A two tier rack for the batteries.

                3. One automatic self-regulating battery charger with output of 130 volts, 25 amperes DC.

        M.      Control Cable Conduit and Cabletrench

                1.      One (1) lot of type 600 volt control cable.

                2.      One (1) lot of conduit for the wires and cables.

                3. One lot of Trenwa Trench, 30" and 20" inside width by 15-1/4" inside depth.

                4. One (1) interface between the trench and the control house cable tray.

        N.      Outdoor Lighting

                1.      Twelve (12) high pressure sodium vapor fixtures.

                2.      One (1) photo cell and lighting contractor.

        O.      Lightning Protection

                1.      One (1) lightning protection system.

        P.      Substation Fence

                1.      1100 ft. of 7' chain link fence.

                2.      One (1) lot of grounding materials for fence and gates.

IV.     SHARED TRANSMISSION LINE

        A.      10 miles of 230 KV transmission line.

        B.      ____ tubular steel monopoles.

        C.      ____ "H" structures.

        D.      954 kemil "Cardinal" conductors.

        E.      ____ horizontal vee string insulator assemblies.

V.      SAGEBRUSH INTERCONNECT FACILITY

        A.      Steel Structures

                1.      One (1) lot galvanized steel structures.

                2.      Foundations to support the steel structures.

        B.      High Voltage Switches

                1. Two (2) 242 KV, 2000 Amp, 100 KA momentary current, 900 KV BIL, aluminum construction with extra creep or next higher voltage standard rated insulators, 3 pole, wormgear.

        C.      Circuit Protective Devices

                1. One (1) 242 KV, 2000A, outdoor, deadtank, SF6 gas puffer circuit breakers 40 KA maximum symmetrical interrupting current, 60 HZ, 3 cycle interrupting time, hydraulic spring drive operating mechanism. Breaker includes 12-2000:5 C800 multi-ratio relay accuracy bushing current transformers.

                2.      Steel reinforced foundations for the Circuit Protective
                        Device.

                3. One (1) lot of aluminum bus, suitable connectors, clamps, etc.

        D.      Potential/Surge Arrestors

                1. One (1) 230 KV, single phase oil filled power potential transformer rated 230 KV, 900 KV BIL, 50 KVA power rating, primary 138 KV line to ground, 250/125 volt secondary for station service.

                2.      Two (2) 230 KV Capacitor Coupled Voltage Transformer
                        (CCVT).

                3. Three (3) 172 KV station class metal oxide surge arresters.

                4. One (1) lot of buswork, insulators, terminals, etc., to connect the equipment.

        E.      Bus and Fittings

                1. One (1) lot of schedule 40, seamless tubular aluminum bus and bare ACSR1 cable jumpers.

                2. One (1) lot of 230 KV, 900 KV BIL with extra creep or next higher voltage standard rated insulators for bus support.

                3.      One (1) lot of aluminum bus fittings.

        F.      Ground Grid

                1. One (1) lot of ground rods, copper cable, connectors, etc.

                2.      One (1) lot of grounding platforms.

        G.      Relay Panels

                1.      1 - 242 KV Line Relay Panel.

                2.      Steel reinforced foundation.

                3.      Outdoor AC and DC power panels.

        H.      Station Battery Equipment

                1. One 60 cell 125 volt D.C., 50 Ampere hour at 8H rate, lead calcium type storage battery.

                2. One automatic self-regulating battery charger with output of 130 volts, 12 amperes DC.

                3. Outdoor metal enclosure with rack to house batteries and charger.

                4.      Steel reinforced foundation for the battery house.

        I.      Control Cable Conduit

                1.      One (1) lot of type 600 volt control cable.

                2.      One (1) lot of conduit for the wires and cables.

        J.      Outdoor Lighting

                1. Four (4) high pressure sodium vapor fixtures to give a minimum average lighting level of 5 foot candles around the switchyard equipment.

                2.      One (1) photo cell and lighting contactor.

        K.      Lightning Protection

                1.      One (1) lightning protection system.

        L.      Substation Fence

                1.      Approximately 364 ft. of 7' chain link fence.

                2.      One (1) lot of grounding materials for fence and gates.

                                                                       EXHIBIT E

                                SECTION 5 OF THE
                                OPTION AGREEMENT

                5.      Procedures for Exercise of Option

                        5.1 Notice by Zond: Zond may exercise the New Projects Option or all or part of the Existing Projects Option with respect to all of the Shares of one or more Optioned Partners by giving written notice to ToyoWest II in accordance with this Agreement at any time during the Option Term and by specifying in said written notice the following information:

                        (a) The name, address and description of the Nominee who is to purchase the Shares.

                        (b) The identity of which Optioned Partner's or Optioned Partners' Shares are to be purchased by the Nominee.

                        (c) Which option Zond is exercising, the New Projects Option or all or part of the Existing Projects Option.

                        (d) Evidence that Zond or the Zond Nominee is or will be an owner of a Qualifying Facility (or interest therein), as that term is defined in the Sagebrush Partnership Agreement, including its interest in the Transmission Line, which evidence shall (i) describe the physical location and specify the Nameplate Rating of the Nominee's wind energy or other renewable energy project ("Nominee's Project"), and the type and number of the generating facilities that constitute Nominee's Project, (ii) describe the ownership structure of Nominee's Project, and (iii) include a copy of the Nominee's power purchase contract with SCE, or interconnection facilities agreement with SCE, or other written evidence that SCE will accept the delivery of electricity from Nominee's Project through the Sagebrush Transmission Line.

                        (e) Evidence that Zond or the Zond Nominee will use the Transmission Line solely to deliver to SCE electrical energy generated by Nominee's Project.

                        (f) Evidence that any and all necessary third party consents to the transfer have been obtained or will be obtained in a timely fashion.

                        (g) A certificate duly executed by the Nominee to the effect that the Nominee is familiar with the requirements set forth in
Section 12.2 of the Sagebrush Partnership Agreement and has satisfied or is able to satisfy those requirements.

                        (h) A letter in the form of Exhibit B hereto executed by Zond or its Nominee, as the case may be, with respect to certain representations and warranties in connection with the purchase of the Shares.

                        (i) A certificate to the effect that the Zond Nominee has received copies of and is familiar with the terms and conditions of the Sagebrush Partnership Agreement, the Sagebrush Management Agreement and the form of Fee Agreement related thereto, the Development Agreement and the Technical Use Agreement.

                6. Transfer of Shares: Upon exercise of the Option by Zond during the Option Term, ToyoWest II shall execute a document in the form of Exhibit C hereto conveying the Shares to Zond or its Nominee (the "Conveyance") and shall deliver to Zond or its Nominee the share certificates evidencing the Shares sold hereby and the corporate minute book or books of the Optioned Partner or Optioned Partners whose Shares are purchased, which Conveyance shall be delivered and effective and which transfer shall occur on the date all of the following conditions have been fulfilled:

                        (a) ToyoWest II has received Zond's written notice pursuant to subsection 5.1 and has reasonably determined that the notice is complete and satisfactory.

                        (b) Zond has not exercised the Existing Projects Option for megawatts in excess of the cumulative number of megawatts previously and concurrently exercised under the New Projects Option.

                        (c) The Sagebrush Manager has reasonably approved the drawings, specifications, plans and profiles for the interconnection of the electricity from the Nominee's Project to the Sagebrush Transmission Line. ToyoWest II shall use its best efforts to cause the Sagebrush Manager promptly to review any such drawings, specifications, plans and profiles upon submission by Zond, and promptly to advise Zond if said drawings, etc. are acceptable or if there are any required changes or modifications. If Zond resubmits said drawings, etc. within thirty (30) days to make any changes or modifications required by the Sagebrush Manager, then ToyoWest II shall use its best efforts to cause the Sagebrush Manager to respond to any such re-submittal within ten
(10) days of receipt. In addition, if Zond's Nominee is to cause the Optioned Partner whose Shares it is acquiring to become an Active Partner, as that term is defined in the Sagebrush Partnership Agreement, at the time of or following completion of said interconnection, then said interconnection shall have been built and tested in accordance with said drawings, specifications, plans and profiles, all to the reasonable satisfaction of the Sagebrush Manager and at no cost or expense to ToyoWest II or to Sagebrush.

                        (d) Zond has paid to ToyoWest II the applicable New Projects Purchase Price or Existing Projects Purchase Price for the Shares, and deducting therefrom, if appropriate, the Option Payment and the Progress Payment.

                        (e) The provisions of Section 12 of the Sagebrush Partnership Agreement have been satisfied, including the execution by the Zond Nominee and the Sagebrush Manager of a Fee Agreement and, if the Optioned Partner is to become immediately an Active Partner, the execution of the Technical Use Agreement with Sagebrush.

                        (f) The Transmission Line has been converted to operate at 220kv, in lieu of the 66kv at which voltage the Transmission Line will initially be operated; or, if the Transmission Line is then being operated at 66kv, then the Nominee's use of the Transmission Line will be limited to not more than 0.5 megawatts or such higher number of megawatts as if safe and prudent for the Transmission Line until the Transmission Line is converted to 220kv.

                        (g) The Percentage Interest of the partnership interest of the Optioned Partner whose Shares are purchased equals or exceeds, in MWs, the product of 1.1 times the Nameplate Capacity Rating, as that term is defined in the Sagebrush Partnership Agreement, of the Nominee's Project and, in the event that Zond requests a transfer of a portion of the partnership interest of SB15 in connection with the exercise of only a part of the New Projects Option, the portion of the partnership interest to be transferred will result in both the Nominee and SB15 having percentage interests in Sagebrush which equal or exceed in MWs 1.1 times the Nameplate Capacity Rating of their respective Projects.

In the event that Zond wishes to exercise only a portion of the New Projects Option and a portion of the SB15 partnership interest in Sagebrush is to be transferred in connection therewith, an instrument transferring said partnership interest to the Zond Nominee shall be prepared and executed upon satisfaction of those of the above requirements relevant to a transfer of partnership interest of SB15.

                                                                       EXHIBIT F

                              SECTION 8.1.1 OF THE
                              PARTNERSHIP AGREEMENT

                8.1     Active and Inactive Partners.

                        8.1.1 The Partners of the Partnership shall be either Active Partners or Inactive Partners. All Partners who are not Active Partners are Inactive Partners. Active Partners are Partners that are currently entitled to make use of the Transmission Line for transmitting electricity from said Partner's (or its Partner Affiliate's) Project o SCE; for this purpose, a Partner (or its Partner Affiliate) shall be treated as so entitled notwithstanding the lease or license of use of the Transmission Line to a lessee pursuant to Section 10. All Partners, both Active and Inactive Partners, are required to execute and comply with the Management and Maintenance Agreement and separate Fee Agreement with the Manager. To be an Active Partner a Partner must, in addition, meet and continue to fulfill the following qualifications: (i) the Partner, or its Partner Affiliate, must own a Project, and (ii) the Partner or its Partner Affiliate must have executed and be in full compliance with the Technical Use Agreement with the Partnership. Partners who meet the foregoing qualifications shall be Active Partners, and Active Partners, or their Partner Affiliates, shall be entitled to make use of the Transmission Line for transmitting electricity from said Partner's, or from said Partner Affiliate's, Project to SCE and shall be entitled to participate more fully in the management of the Partnership than Inactive Partners. The Manager shall maintain a list of the Partners who are Active Partners. A Partner who has once become an Active Partner shall cease to be an Active Partner, shall be an Inactive Partner, and shall lose the privilege of being able to make use of the Transmission Line, if, and for the period of time that: (a) the Project of said Partner of its Partner Affiliate is not a Qualifying Facility or, even though it is a Qualifying Facility, the Project is of a size or operated in a manner which would deny the exemption set forth in 18 CFR 292.601 and 18 CFR 292.602 to any other Partner or Partner Affiliate or any similar exemptions arising under state law or (b) said Partner or its Partner Affiliate is in material breach of the Management and Maintenance Agreement, its Fee Agreement, the Technical Use Agreement, or this Amended Agreement, provided that the Partner has received written notice of said material breach from the Manager and, for a period of at least thirty (30) days, said Partner fails to cure said breach.

                                                                       EXHIBIT G

                                  CERTIFICATE

                The undersigned, __________________________, certifies that
[he/she] is the duly elected and presently acting __________________ of ____________________, a _____________________ (the "Nominee"), and is duly authorized in such capacity to further certify, in connection with the exercise of the Existing Projects Option (as defined in that certain Confidential Option Agreement to Purchase Shares With Respect to Sagebrush Transmission Line dated as of January 17, 1990 by and between ToyoWest II and the Sky River Partnership (the "Option Agreement;" all defined terms not otherwise defined herein shall have the meanings set forth in the Option Agreement), as follows:

                1. Attached hereto as Exhibit A is (i) a description of the physical location [Attach brief description of characteristics of project (including description of turbines) and legal description of the project] and
(ii) the Nameplate Rating, of the Nominee's Project.

                2. Attached hereto as Exhibit B is a table describing the ownership structure of Nominee's Project.

                3. Attached hereto as Exhibit C is a true and correct copy of [(i) the Power Purchase Contracts or (ii) the Interconnection Facilities Agreement with SCE], in effect as of the date hereof, pursuant to which SCE will accept the delivery of electricity from Nominee's Project through the Sagebrush Transmission Line.

                4. Attached hereto as Exhibit D is a true and correct copy of [describe evidence of Qualifying Facility ownership - FERC Application, FERC QF Certificate etc.], which evidences that Nominee [is/or will be] an owner of a Qualifying Facility (or interest therein).

                5. The Nominee shall use the Transmission Line solely to deliver to SCE electrical energy generated by Nominee's Project.

                6. All necessary third party consents to the transfer of the outstanding capital stock of [insert appropriate Sagebrush general partner] to Nominee have been obtained [or will be obtained in a timely fashion - describe consents that have not yet been obtained].

                7. The Nominee has received copies of and is familiar with the terms and conditions of the Sagebrush Partnership Agreement, the Sagebrush Management Agreement and the form of Fee Agreement related thereto, the Development Agreement and the Technical Use Agreement.

                8. The Nominee is familiar with the requirements set forth in Section 12.2 of the Sagebrush Partnership Agreement and has satisfied or is able to satisfy those requirements.

                9. The Percentage Interest of the partnership interest of [insert applicable Sagebrush general partner] equals or exceeds, in MWs, the product of 1.1 times the Nameplate Capacity Rating of the Nominee's Project.

                IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _____________.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------

                                                                       EXHIBIT H

                         REPRESENTATIONS AND WARRANTIES

                               IN CONNECTION WITH

                               PURCHASE OF SHARES
ToyoWest II
1455 Frazee Road, Suite 300
San Diego, CA  92108-1336

                Re: Purchase of Shares (the "Shares") of _______________, a California corporation (the "Corporation")

                In connection with the purchase by the undersigned of the Shares of the Corporation, which Corporation is a partner in Sagebrush, a California general partnership ("Sagebrush"), the undersigned represents and warrants as follows:

                1. Purchaser has the necessary business and financial experience to evaluate the merits and risks of purchasing the Shares and to protect its interests in connection therewith.

                2. Purchaser is acquiring the Shares in good faith for its own account and for the purpose of investment in the Corporation and not with a view to or for sale in connection with any distribution of such Shares or any interest therein.

                3. Purchaser and Purchaser's advisors have been given the opportunity to investigate the proposed purchase of Shares and to ask questions and request additional information from ToyoWest II or the Corporation in connection with this purchase of the Shares and regarding Sagebrush. All questions asked have been adequately answered and any additional information requested has been supplied.

                4. Purchaser understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under the securities laws of any state, and that the Shares shall have the status of securities acquired under Section 4(2) of the Act, as not involving any public offering, and, as such, the Shares will be subject to substantial restrictions on transferability and will bear a legend to similar effect. The Shares will be subject to additional restrictions on transferability by virtue of the terms and conditions of Section 12 of the Sagebrush Partnership Agreement.

Date: __________________, 19__          ________________________________________

                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT I

                          LIST OF EXISTING MORTGAGEES

Co-Tenant                  Mortgagee
--------------             --------------------------------
SR Partnership             Credit Suisse, as Agent
                           100 Wall Street
                           14th Floor
                           New York, New York  10005
                           Attention: Project Finance

VG Partnership             Credit Suisse, as Agent
                           100 Wall Street
                           14th Floor
                           New York, New York  10005
                           Attention: Project Finance

Zond                       Scandinavian Bank Group, plc
                           c/o Scandinaviska Euskilda
                           Banken Corporation
                           London Branch
                           Scandinavian House
                           2-6 Cannon Street
                           London, England EC4 M6XX
                           Attention: _____________________

85-A                       First Interstate
                                   Bank of California,
                                   as Trustee
                           707 Wilshire Boulevard
                           Los Angeles, California  90017
                           Attention: Corporate Trust
                                   Department W10-2

                                       I-1
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85-B                       First Interstate
                                   Bank of California,
                                   as Trustee
                           707 Wilshire Boulevard
                           Los Angeles, California  90017
                           Attention: Corporate Trust
                                   Department W10-2

                                       I-2